UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10157
                                   ---------

                              FRANKLIN GLOBAL TRUST
                              ---------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:(650) 312-2000
                                                    -------------

Date of fiscal year end: 07/31
                         -----

Date of reporting period: 01/31/06
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


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                                      FGT
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                                     FUNDS
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                                SEMIANNUAL REPORT

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                                JANUARY 31, 2006

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                                   Fiduciary
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                                     Trust
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                                  International
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

CONTENTS

SEMIANNUAL REPORT

President's Message .......................................................    1

Fiduciary Large Capitalization Growth and Income Fund .....................    2

Fiduciary Small Capitalization Equity Fund ................................    8

Fiduciary European Smaller Companies Fund .................................   14

Financial Highlights and Statements of Investments ........................   19

Financial Statements ......................................................   32

Notes to Financial Statements .............................................   36

Tax Designation ...........................................................   44

Shareholder Information ...................................................   46

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SEMIANNUAL REPORT

PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the enclosed Franklin Global Trust Funds semiannual report covering the period ended January 31, 2006. In each Fund report, the Fund's portfolio managers discuss market conditions and Fund performance. A complete list of each Fund's holdings, as well as the financial statements, is included in the semiannual report.

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                           Semiannual Report | 1

FIDUCIARY LARGE CAPITALIZATION
GROWTH AND INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Large Capitalization Growth and Income Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in large capitalization companies with market capitalizations of more than $5 billion, or that are within the top 50% of the Russell 1000(R) Index, at the time of purchase. The Fund invests mainly in dividend-paying stocks the manager believes will approximate the dividend yield of companies in the Standard & Poor's 500 Index (S&P 500). 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

We are pleased to bring you Fiduciary Large Capitalization Growth and Income Fund's semiannual report for the period ended January 31, 2006.

PERFORMANCE OVERVIEW

Fiduciary Large Capitalization Growth and Income Fund delivered a +5.20% cumulative total return for the six months ended January 31, 2006. The Fund outperformed its benchmark, the S&P 500, which had a +4.67% total return during the same period. 2

ECONOMIC AND MARKET OVERVIEW

During the six months ended January 31, 2006, U.S. economic expansion moderated as gross domestic product (GDP) increased just 1.6% annualized and productivity fell 0.6% in the fourth quarter of 2005. The slowdown was mostly the result of softness in key areas such as consumer, federal and business spending. Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: Standard & Poor's Micropal. Please see footnote 1 for a description of the S&P 500. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


2 | Semiannual Report

The labor market firmed as employment increased and the unemployment rate dropped from 5.0% to 4.7%. Labor costs increased during the reporting period. Personal income rose and hiring rebounded in many industries.

Oil prices remained high during the period, largely due to potential long-term supply disruptions and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, near period-end prices retreated somewhat amid milder-than-expected weather conditions. Even with high commodity prices, inflation remained relatively contained for the 12 months ended January 31, 2006, as measured by the 2.1% rise for the core Consumer Price Index (CPI). 3

Despite this inflation picture, the Federal Reserve Board (Fed) raised the federal funds target rate from 3.25% to 4.50%. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. As short-term interest rates rose more than intermediate- and long-term rates, the yield curve flattened.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +3.32%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.67% and +6.05%. 4

INVESTMENT STRATEGY

We are research driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Please see footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

PORTFOLIO BREAKDOWN
Fiduciary Large Capitalization
Growth and Income Fund
1/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Energy Equipment & Services                                                11.5%
--------------------------------------------------------------------------------
Communications Equipment                                                    8.8%
--------------------------------------------------------------------------------
Biotechnology                                                               7.4%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 7.2%
--------------------------------------------------------------------------------
Insurance                                                                   7.2%
--------------------------------------------------------------------------------
Machinery                                                                   6.2%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         5.1%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               4.9%
--------------------------------------------------------------------------------
Software                                                                    4.7%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             4.6%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    4.2%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    4.2%
--------------------------------------------------------------------------------
Media                                                                       2.8%
--------------------------------------------------------------------------------
Food Products                                                               2.4%
--------------------------------------------------------------------------------
IT Services                                                                 2.3%
--------------------------------------------------------------------------------
Diversified Financial Services                                              2.3%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    2.2%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  2.2%
--------------------------------------------------------------------------------
Computers & Peripherals                                                     2.2%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            2.2%
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                                            2.1%
--------------------------------------------------------------------------------
Wireless Communication Services                                             2.1%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                   1.2%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 3
positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We employ a thematic approach to identify sectors that may benefit from longer dynamic growth. Within these sectors, we consider the basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate or long-term outlook.

MANAGER'S DISCUSSION

During the six months under review, the Fund's performance relative to its benchmark, the S&P 500, benefited from overweighted exposure and stock selection in the energy sector. Energy stocks rallied steadily throughout the period on rising oil and natural gas prices, and fears of potential supply shortages as a result of Hurricanes Katrina and Rita. For the six-month period, the Fund's combined energy sector holdings outpaced the index's sector return of +18%, which was far ahead of other market sectors. 5 Among the top energy sector contributors to performance were nuclear fuel processor Cameco (+67%), British gas company BG Group (+37%), and oil services companies SBM Offshore (+38%) and BJ Services (+33%). As nuclear energy has recently gained popularity as a potentially environmentally friendly and cheap energy source, uranium prices increased substantially during the six-month period. Cameco is the world's largest uranium producer with a 20% market share. Also due to concerns of high energy prices, oil services companies have experienced increased drilling activity. Other notable contributors to performance included information technology companies SAP and Corning. 6

Although the Fund outperformed its benchmark during the period, the Fund also had several detractors from performance. On a sector basis, the Fund's significant underweighting in the financials sector detracted most from performance relative to its benchmark, despite modest gains. 7 Several financial stocks such as asset managers and brokers had solid returns in late October based on expectations that the Fed might end its interest rate increases. However, several of the smaller company banks stocks and mortgage lenders underperformed their sector peers as they were adversely affected by the flattening of

5. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

6. The information technology sector comprises communications equipment, computers and peripherals, IT Services, software, and semiconductors and semiconductor equipment in the SOI.

7. The financials sector comprises diversified financial services, insurance, and thrifts and mortgage finance in the SOI.


4 | Semiannual Report
the yield curve. Our stock selection in the industrials sector also hurt performance. 8 Specifically, holdings that dragged on Fund performance were industrial conglomerate Tyco, aerospace and defense company Honeywell, and Swiss-based staffing and outsourcing services company Adecco (sold during the period). After lagging the market for most of the six months, growth industrials stocks came alive as they responded to expectations of interest rates near peak levels and falling energy prices.

Momentum in health care stocks slowed as expectations for revenue growth declined. 9 Although smaller capitalization and biotech stocks showed overall strong growth characteristics, large capitalization pharmaceutical stocks continued to disappoint due to patent expiration and revenue acceleration issues. Health care stocks that hindered Fund performance included Amgen, Pfizer and Smith & Nephew.

Thank you for your continued participation in Fiduciary Large Capitalization Growth and Income Fund. We look forward to serving your future investment needs.

/s/ S. Mackintosh Pulsifer

S. Mackintosh Pulsifer
Vice President of Fiduciary International, Inc. (Fiduciary)
Senior Vice President of Fiduciary Trust Company International (Fiduciary Trust)

/s/ Kenneth J. Siegel

Kenneth J. Siegel
Vice President of Fiduciary
Senior Vice President of Fiduciary Trust

8. The industrials sector comprises aerospace and defense, industrial conglomerates, and machinery in the SOI.

9. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
MAIN RISKS
--------------------------------------------------------------------------------
While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund may invest in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund's portfolio includes technology stocks, a sector that has been one of the most volatile and involves special risks. The Fund's prospectus also includes a description of the main investment risks.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

YOUR FUND'S EXPENSES

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


6 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
                                            VALUE 8/1/05     VALUE 1/31/06   PERIOD* 8/1/05-1/31/06
----------------------------------------------------------------------------------------------------
Actual                                         $1,000          $1,052.00             $5.22
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000          $1,020.11             $5.14
----------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                           Semiannual Report | 7

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Small Capitalization Equity Fund seeks growth of principal through investing at least 80% of its net assets in marketable equity and equity-related securities of small capitalization companies with market capitalizations not exceeding $2 billion or the highest market capitalization in the Russell 2000(R) Index, whichever is greater, at the time of purchase. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

This semiannual report for Fiduciary Small Capitalization Equity Fund covers the period ended January 31, 2006.

PERFORMANCE OVERVIEW

Fiduciary Small Capitalization Equity Fund posted a +9.91% cumulative total return for the six months ended January 31, 2006. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which had a +10.71% total return during the same period. 2

ECONOMIC AND MARKET OVERVIEW

During the six months ended January 31, 2006, U.S. economic expansion moderated as gross domestic product (GDP) increased just 1.6% annualized and productivity fell 0.6% in the fourth quarter of 2005. The slowdown was mostly the result of softness in key areas such as consumer, federal and business spending. Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap.

The labor market firmed as employment increased and the unemployment rate dropped from 5.0% to 4.7%. Labor costs increased during the reporting period. Personal income rose and hiring rebounded in many industries.

Oil prices remained high during the period, largely due to potential long-term supply disruptions and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.


8 | Semiannual Report
of expected rising demand with the onset of winter; however, near period-end prices retreated somewhat amid milder-than-expected weather conditions. Even with high commodity prices, inflation remained relatively contained for the 12 months ended January 31, 2006, as measured by the 2.1% rise for the core Consumer Price Index (CPI). 3

Despite this inflation picture, the Federal Reserve Board raised the federal funds target rate from 3.25% to 4.50%. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. As short-term interest rates rose more than intermediate- and long-term rates, the yield curve flattened.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +3.32%, while the broader Standard & Poor's 500 Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +4.67% and +6.05%. 4

For the period under review, small cap stocks outperformed their large cap counterparts. Small cap stocks, as measured by the Russell 2000 Index, returned +8.50% for the six months ended January 31, 2006, surpassing large cap companies, as measured by the Russell 1000(R) Index, which rose +5.04%. 5 Growth stocks outperformed value stocks during the reporting period, with the Russell 2000 Growth Index's +10.71% return exceeding the Russell 2000 Value Index's +6.31% return. 6 Within the Russell 2000 Growth Index, the energy sector was the strongest performer, driven by high oil prices. The industrials and materials sectors also had strong results. On the other hand, the consumer staples and consumer discretionary sectors were the weakest performers, with each posting negative returns for the six months under review.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

5. Source: Standard & Poor's Micropal. See footnote 1 for a description of the Russell 2000 Index. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

6. Source: Standard & Poor's Micropal. See footnote 2 for a description of the Russell 2000 Growth Index. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO BREAKDOWN
Fiduciary Small Capitalization Equity Fund
1/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Health Care Providers & Services                                            8.7%
--------------------------------------------------------------------------------
Communications Equipment                                                    7.2%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 6.9%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    6.5%
--------------------------------------------------------------------------------
Computers & Peripherals                                                     5.9%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               5.6%
--------------------------------------------------------------------------------
Software                                                                    3.9%
--------------------------------------------------------------------------------
Diversified Financial Services                                              3.8%
--------------------------------------------------------------------------------
Machinery                                                                   3.8%
--------------------------------------------------------------------------------
Electronic Equipment & Instruments                                          3.6%
--------------------------------------------------------------------------------
Biotechnology                                                               3.6%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 3.2%
--------------------------------------------------------------------------------
Insurance                                                                   2.9%
--------------------------------------------------------------------------------
Capital Markets                                                             2.6%
--------------------------------------------------------------------------------
Leisure Equipment & Products                                                2.6%
--------------------------------------------------------------------------------
Specialty Retail                                                            2.5%
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                                            2.5%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         2.1%
--------------------------------------------------------------------------------
Commercial Banks                                                            2.1%
--------------------------------------------------------------------------------
Internet Software & Services                                                2.0%
--------------------------------------------------------------------------------
Metals & Mining                                                             2.0%
--------------------------------------------------------------------------------
Other                                                                      13.5%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                   2.5%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

INVESTMENT STRATEGY

Our U.S. small cap growth equity process is based on the application of a disciplined bottom-up methodology. We believe that a diversified small cap equity portfolio focused on companies we regard as having significant earnings growth potential, managed within a disciplined framework of active sector selection and valuation analysis, can provide long-term capital appreciation. We seek companies that possess a relatively high rate of return on invested capital and may offer the potential for accelerating earnings growth as they can offer an opportunity to participate in new products, services and technologies.

MANAGER'S DISCUSSION

During the reporting period, the Fund's performance relative to the Russell 2000 Growth Index benefited from stock selection in the financials sector. 7 In particular, strong contributors to performance included exchange business models in the specialized finance group such as Nasdaq Stock Market and IntercontinentalExchange. Stock selection in the information technology sector also aided the Fund's relative performance. 8 Specifically, strong performers included Rackable Systems, a maker of high-density servers; Multi-Fineline Electronix, a flexible circuit board manufacturer; and Brightpoint, a distribution and logistics company for the wireless communications sector.

The Fund's underweighting and stock selection in the industrials sector hindered performance relative to the Russell 2000 Growth Index. 9 Industrials holdings that detracted from performance included Commercial Vehicle Group, a fully integrated system solution provider to the global commercial vehicle market, and CRA International (formerly, Charles River Associates), an economic and business consulting firm. Although the Fund's underweighted allocation to the consumer discretionary sector benefited relative performance, stock selection within the sector hurt relative performance. 10 Specific holdings that hindered performance included New York & Co., a women's clothing retailer, and Jarden, a household and specialty products manufacturer that sells items under the Coleman(R) brand among others.

7. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance and real estate in the SOI.

8. The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, Internet software and services, IT services, semiconductors and semiconductor equipment, and software in the SOI.

9. The industrials sector comprises aerospace and defense, commercial services and supplies, electronic equipment and instruments, and machinery in the SOI.

10. The consumer discretionary sector comprises auto components; hotels, restaurants and leisure; household durables; leisure equipment and products; media; specialty retail; and textiles, apparel and luxury goods in the SOI.


10 | Semiannual Report

Thank you for your continued participation in Fiduciary Small Capitalization Equity Fund. We look forward to serving your future investment needs.

/s/ Alison J. Schatz

Alison J. Schatz, CFA
Portfolio Manager of Fiduciary International, Inc. (Fiduciary)
Senior Vice President of Fiduciary Trust Company International (Fiduciary Trust)

/s/ Vincent G. Piazza

Vincent G. Piazza, CFA
Portfolio Manager of Fiduciary
Vice President of Fiduciary Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
MAIN RISKS
--------------------------------------------------------------------------------
While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund may invest in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund's portfolio includes technology stocks, a sector that has been one of the most volatile and involves special risks. The Fund's prospectus also includes a description of the main investment risks.
--------------------------------------------------------------------------------


                                                          Semiannual Report | 11

YOUR FUND'S EXPENSES

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
                                                    VALUE 8/1/05         VALUE 1/31/06      PERIOD* 8/1/05-1/31/06
-------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000              $1,099.10                $6.88
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000              $1,018.65                $6.61
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.3%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary European Smaller Companies Fund seeks long-term growth of principal by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller European companies. Smaller European companies are defined as those with market capitalizations between $100 million and $5 billion or the equivalent in local currencies at the time of purchase, and that are organized under the laws of or have a principal office in a country in Europe, or whose securities are listed or traded principally in Europe.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

We are pleased to bring you Fiduciary European Smaller Companies Fund's semiannual report for the period ended January 31, 2006.

PERFORMANCE OVERVIEW

Fiduciary European Smaller Companies Fund delivered a +21.71% cumulative total return for the six months ended January 31, 2006. The Fund outperformed its benchmark, the HSBC Smaller European Companies Index, which had a +17.59% total return during the same period. 1

ECONOMIC AND MARKET OVERVIEW

Improving economic news from Europe and a general lack of earnings disappointments positively impacted the region's markets despite the European Central Bank's interest rate hike near the end of 2005. Although oil and raw material prices stayed high, there was evidence of stabilization. Interest rate differentials removed upward pressure on the euro relative to the U.S. dollar.

European markets continued to advance during the period under review driven by strength in December and January. Smaller companies moderately outperformed large caps, as the HSBC Smaller European Companies Index gained +17.59%, while the Morgan Stanley Capital International (MSCI) Europe Index rose +12.98%. 2 Because of a trend in 2005 toward greater risk tolerance, growth-oriented stocks led in the small-cap segment during the second half of the year, as measured by the Dow Jones STOXX Europe Small Growth (+14.44%)

1. Source: Standard & Poor's Micropal. The HSBC Smaller European Companies Index comprises about 1,500 companies in Europe having market capitalizations in a similar range to that used by the Fund. The index composition is updated quarterly. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. See footnote 1 for a description of the HSBC Smaller European Companies Index. The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Europe.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 29.


14 | Semiannual Report
and Value (+11.76%) Indexes. 3 While we are only one month into a new year, so far this trend has continued into 2006, with growth modestly outperforming value. Based on our analysis, European small cap valuations remained reasonable.

Within the benchmark, the strongest returns for the reporting period came from the non-energy minerals sector, boosted by stellar gains from steel stocks. Industrial services and electronic technology companies also produced above-index performance. All sectors within the index showed gains over the period, however, the health services, consumer services and utilities sectors returned less than the index.

INVESTMENT STRATEGY

Our European small cap equity investment process aims to produce a portfolio of securities of dynamic companies operating in sectors that offer attractive growth potential as a result of secular changes. We use a disciplined investment approach, based on fundamental analysis and valuation, in selecting securities based on their perceived potential for growth. Our team of research analysts is dedicated to the identification of smaller companies that have, in our opinion, the potential to provide above-average performance.

MANAGER'S DISCUSSION

During the period under review, Fund performance relative to its benchmark benefited from stock selection in the electrical components and equipment and industrial machinery industries. 4 For example, positions in Solarworld, a German company that develops and produces materials for generating solar power, and Charter, a welding and industrial construction materials provider, boosted performance. In the trucking industry, DSV, a Danish transportation and logistics company, and in the integrated telecommunication services industry, Eircom Group (sold by period-end), an Irish telecommunications provider, bolstered returns. 5

Despite the Fund's positive return, our allocation in the building products industry hindered relative performance. For example, Fund holdings in Pfleiderer, an engineered wood products maker, impaired results relative to

3. Source: Standard & Poor's Micropal. The Dow Jones STOXX Europe Small Growth Index constitutes stocks in the Total Market Index (TMI) Small Index identified as having growth characteristics in Europe. The Dow Jones STOXX Europe Small Value Index constitutes stocks in the TMI Small Index identified as having value characteristics in Europe. The TMI Small Index is the lower 5% of the TMI based on total capitalization.

4. Electrical components and equipment holdings are in the electrical equipment industry in the SOI. Industrial machinery holdings are in the machinery industry in the SOI.

5.    Trucking holdings are in the road and rail industry in the SOI.

GEOGRAPHIC BREAKDOWN
Fiduciary European Smaller Companies Fund
1/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
COUNTRY                                                               NET ASSETS
--------------------------------------------------------------------------------
U.K.                                                                       16.7%
--------------------------------------------------------------------------------
France                                                                     13.8%
--------------------------------------------------------------------------------
Germany                                                                    10.3%
--------------------------------------------------------------------------------
Sweden                                                                      9.9%
--------------------------------------------------------------------------------
Norway                                                                      8.1%
--------------------------------------------------------------------------------
Denmark                                                                     5.7%
--------------------------------------------------------------------------------
Italy                                                                       5.6%
--------------------------------------------------------------------------------
Netherlands                                                                 5.3%
--------------------------------------------------------------------------------
Finland                                                                     3.9%
--------------------------------------------------------------------------------
Belgium                                                                     3.3%
--------------------------------------------------------------------------------
Greece                                                                      3.3%
--------------------------------------------------------------------------------
Switzerland                                                                 3.3%
--------------------------------------------------------------------------------
Austria                                                                     2.1%
--------------------------------------------------------------------------------
Spain                                                                       1.6%
--------------------------------------------------------------------------------
Ireland                                                                     1.4%
--------------------------------------------------------------------------------
Portugal                                                                    0.9%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                   4.8%
--------------------------------------------------------------------------------


                                                          Semiannual Report | 15

--------------------------------------------------------------------------------
MAIN RISKS
--------------------------------------------------------------------------------
The Fund may invest in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund's investments in smaller-company stocks involve certain risks as such stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. By having significant investments in particular sectors from time to time, the Fund's performance will be more affected by any adverse economic, business or other sector developments than a fund that always invests in a wider variety of sectors. The Fund's prospectus also includes a description of the main investment risks.
--------------------------------------------------------------------------------

the index. The Fund's overweighting in health care equipment also hurt returns, however, this was partially offset by strong stock selection within the industry. 6 Some holdings in the casinos and gaming, and tires and rubber industries also hindered relative results, including BETonSPORTS, a British gaming operator, and Nokian Renkaat, a Finnish producer of Arctic tires. 7

Our investment process remained focused on growth areas such as infrastructure, innovative services and selected technologies. With strong market performance having lifted a whole host of new companies into our buying range, the opportunity set expanded. Private equity firms continued to be active in the small-cap space, which resulted in an increasing number of new initial public offer (IPO) opportunities.

Thank you for your continued participation in Fiduciary European Smaller Companies Fund. We look forward to serving your future investment needs.

/s/ Margaret S. Lindsay

Margaret S. Lindsay
Vice President of Fiduciary International, Inc.
Executive Vice President of Fiduciary Trust Company International

6. Health care equipment holdings are in the health care equipment and supplies industry in the SOI.

7. Casinos and gaming holdings are in the hotels, restaurants and leisure industry in the SOI. Tires and rubber holdings are in the auto components industry in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


16 | Semiannual Report

YOUR FUND'S EXPENSES

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
                                                    VALUE 8/1/05         VALUE 1/31/06      PERIOD* 8/1/05-1/31/06
-------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000              $1,217.10                $7.99
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000              $1,018.00                $7.27
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


18 | Semiannual Report

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS a

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                                                YEAR ENDED
                                                  JANUARY 31, 2006            YEAR ENDED JULY 31,                NOVEMBER 30,
                                                     (UNAUDITED)       2005        2004        2003 e        2002           2001
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $   7.15        $   6.77    $   5.91    $   5.65      $   7.21        $   9.63
                                                  ----------------------------------------------------------------------------------

Income from investment operations:

  Net investment income b .....................         0.01            0.08        0.03        0.03          0.04            0.04

  Net realized and unrealized gains
    (losses) ..................................         0.35            0.74        0.90        0.27         (1.19)          (0.81)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............         0.36            0.82        0.93        0.30         (1.15)          (0.77)
                                                  ----------------------------------------------------------------------------------

Less distributions from:

  Net investment income .......................        (0.02)          (0.08)      (0.03)      (0.04)        (0.05)          (0.04)

  Net realized gains ..........................        (0.65)          (0.36)      (0.04)         --         (0.36)          (1.61)
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................        (0.67)          (0.44)      (0.07)      (0.04)        (0.41)          (1.65)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................     $   6.84        $   7.15    $   6.77    $   5.91      $   5.65        $   7.21
                                                  ==================================================================================

Total return c ................................         5.20%          12.38%      15.78%       5.30%       (16.93)% f       (9.22)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $ 97,475        $ 94,536    $ 82,921    $ 70,684      $ 60,904        $ 74,634

Ratios to average net assets:

  Expenses ....................................         1.01% d         1.01%       1.02%       1.21% d       1.10%           1.09%

  Expenses net of waiver and payments
    by affiliate ..............................         1.01% d         1.01%       0.98%       1.03% d       1.03%           1.03%

  Net investment income .......................         0.38% d         1.13%       0.43%       0.77% d       0.73%           0.61%

Portfolio turnover rate .......................        29.47%          47.08%      48.04%      33.02%        64.46%          37.59%

a Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI) -- Large Capitalization Growth and Income Fund as a result of a merger on July 24, 2003.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Annualized.

e     For the period December 1, 2002 to July 31, 2003.

f The Fund's advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.15%.


                     Semiannual Report | See notes to financial statements. | 19

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                           COUNTRY               SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 98.8%
   AEROSPACE & DEFENSE 5.1%
   Honeywell International Inc. .........................................       United States             66,100       $  2,539,562
   United Technologies Corp. ............................................       United States             42,000          2,451,540
                                                                                                                       ------------
                                                                                                                          4,991,102
                                                                                                                       ------------
   BIOTECHNOLOGY 7.4%
a  Amgen Inc. ...........................................................       United States             32,000          2,332,480
   CSL Ltd. .............................................................         Australia               80,000          2,638,362
a  Invitrogen Corp. .....................................................       United States             32,000          2,204,160
                                                                                                                       ------------
                                                                                                                          7,175,002
                                                                                                                       ------------
   COMMUNICATIONS EQUIPMENT 8.8%
a  Alcatel SA ...........................................................           France               156,000          2,057,271
a  Cisco Systems Inc. ...................................................       United States            114,000          2,116,980
a  Corning Inc. .........................................................       United States             85,600          2,084,360
   QUALCOMM Inc. ........................................................       United States             49,000          2,350,040
                                                                                                                       ------------
                                                                                                                          8,608,651
                                                                                                                       ------------
   COMPUTERS & PERIPHERALS 2.2%
a  EMC Corp. ............................................................       United States            159,000          2,130,600
                                                                                                                       ------------
   DIVERSIFIED FINANCIAL SERVICES 2.3%
   Citigroup Inc. .......................................................       United States             48,000          2,235,840
                                                                                                                       ------------
   ENERGY EQUIPMENT & SERVICES 11.5%
   BJ Services Co. ......................................................       United States             80,000          3,239,200
a  Nabors Industries Ltd. ...............................................          Bermuda                30,400          2,470,000
   SBM Offshore NV ......................................................        Netherlands              29,000          2,941,450
a  Transocean Inc. ......................................................       United States             31,000          2,515,650
                                                                                                                       ------------
                                                                                                                         11,166,300
                                                                                                                       ------------
   FOOD & STAPLES RETAILING 2.2%
   Tesco PLC ............................................................       United Kingdom           386,000          2,183,932
                                                                                                                       ------------
   FOOD PRODUCTS 2.4%
   Nestle SA ............................................................        Switzerland               8,000          2,346,408
                                                                                                                       ------------
   HEALTH CARE EQUIPMENT & SUPPLIES 2.1%
a  Zimmer Holdings Inc. .................................................       United States             30,000          2,068,500
                                                                                                                       ------------
   HEALTH CARE PROVIDERS & SERVICES 2.2%
   Quest Diagnostics Inc. ...............................................       United States             43,000          2,125,490
                                                                                                                       ------------
   HOTELS RESTAURANTS & LEISURE 4.9%
   Carnival Corp. .......................................................       United States             44,000          2,277,440
   McDonald's Corp. .....................................................       United States             70,000          2,450,700
                                                                                                                       ------------
                                                                                                                          4,728,140
                                                                                                                       ------------
   INDUSTRIAL CONGLOMERATES 4.2%
   General Electric Co. .................................................       United States             64,000          2,096,000
   Tyco International Ltd. ..............................................       United States             77,000          2,005,850
                                                                                                                       ------------
                                                                                                                          4,101,850
                                                                                                                       ------------


20 | Semiannual Report

FRANKLIN GLOBAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                           COUNTRY               SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   INSURANCE 7.2%
   AFLAC Inc. ...........................................................        United States            45,000       $  2,112,750
   American International Group Inc. ....................................        United States            36,000          2,356,560
   Hartford Financial Services Group Inc. ...............................        United States            31,000          2,549,130
                                                                                                                       ------------
                                                                                                                          7,018,440
                                                                                                                       ------------
   IT SERVICES 2.3%
   First Data Corp. .....................................................        United States            50,000          2,255,000
                                                                                                                       ------------
   MACHINERY 6.2%
   Danaher Corp. ........................................................        United States            39,000          2,208,960
   Eaton Corp. ..........................................................        United States            30,100          1,992,620
   Komatsu Ltd. .........................................................            Japan               100,000          1,845,616
                                                                                                                       ------------
                                                                                                                          6,047,196
                                                                                                                       ------------
   MEDIA 2.8%
   Time Warner Inc. .....................................................        United States           156,000          2,734,680
                                                                                                                       ------------
   OIL, GAS & CONSUMABLE FUELS 7.2%
   BG Group PLC .........................................................       United Kingdom           140,000          1,581,709
   Cameco Corp. .........................................................           Canada                18,000          1,423,440
   ConocoPhillips .......................................................        United States            31,200          2,018,640
   Exxon Mobil Corp. ....................................................        United States            31,800          1,995,450
                                                                                                                       ------------
                                                                                                                          7,019,239
                                                                                                                       ------------
   PHARMACEUTICALS 4.6%
   Johnson & Johnson ....................................................        United States            34,000          1,956,360
   Merck & Co. Inc. .....................................................        United States            72,000          2,484,000
                                                                                                                       ------------
                                                                                                                          4,440,360
                                                                                                                       ------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.2%
   Analog Devices Inc. ..................................................        United States            56,000          2,227,120
   Intel Corp. ..........................................................        United States            88,000          1,871,760
                                                                                                                       ------------
                                                                                                                          4,098,880
                                                                                                                       ------------
   SOFTWARE 4.7%
   Microsoft Corp. ......................................................        United States            84,000          2,364,600
   SAP AG ...............................................................           Germany               11,000          2,252,837
                                                                                                                       ------------
                                                                                                                          4,617,437
                                                                                                                       ------------
   THRIFTS & MORTGAGE FINANCE 2.2%
   Freddie Mac ..........................................................        United States            32,000          2,171,520
                                                                                                                       ------------
   WIRELESS TELECOMMUNICATION SERVICES 2.1%
   Alltel Corp. .........................................................        United States            34,000          2,041,020
                                                                                                                       ------------
   TOTAL COMMON STOCKS (COST $73,017,504) ...............................                                                96,305,587
                                                                                                                       ------------


                                                          Semiannual Report | 21

FRANKLIN GLOBAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                           COUNTRY               SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENT (COST $312,857) 0.3%
   MONEY FUND 0.3%
b  Franklin Institutional Fiduciary Trust Money Market Portfolio ........        United States           312,857       $    312,857
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $73,330,361) 99.1% ...........................                                                96,618,444
   OTHER ASSETS, LESS LIABILITIES 0.9% ..................................                                                   856,986
                                                                                                                       ------------
   NET ASSETS 100.0% ....................................................                                              $ 97,475,430
                                                                                                                       ============

a     Non-income producing.

b See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


22 | See notes to financial statements. | Semiannual Report

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS a

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                                                 YEAR ENDED
                                                 JANUARY 31, 2006            YEAR ENDED JULY 31,                 NOVEMBER 30,
                                                    (UNAUDITED)       2005        2004        2003 e         2002            2001
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........  $    18.16        $  14.86    $  14.25    $  12.48       $  18.71        $  21.00
                                                 -----------------------------------------------------------------------------------

Income from investment operations:

  Net investment income (loss) b ..............       (0.09)          (0.10)      (0.16)      (0.07)         (0.15)          (0.13)

  Net realized and unrealized gains
    (losses) ..................................        1.89            3.40        0.77        1.84          (4.37)          (2.16)
                                                 -----------------------------------------------------------------------------------

Total from investment operations ..............        1.80            3.30        0.61        1.77          (4.52)          (2.29)
                                                 -----------------------------------------------------------------------------------
Less distributions from net realized gains ....          --              --          --          --          (1.71)             --
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................  $    19.96        $  18.16    $  14.86    $  14.25       $  12.48        $  18.71
                                                 ===================================================================================

Total return c ................................        9.91%          22.21%       4.28%      14.18%        (26.65)%        (10.90)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $   45,677        $ 44,821    $ 62,786    $ 61,026       $ 59,882        $ 97,660

Ratios to average net assets:

  Expenses ....................................        1.30% d         1.30%       1.27%       1.43% d        1.34%           1.32%

  Expenses net of waiver and payments
    by affiliate ..............................        1.30% d         1.30%       1.26%       1.30% d        1.30%           1.30%

  Net investment income (loss) ................       (1.00)% d       (0.66)%     (1.01)%     (0.89)% d      (1.01)%         (0.67)%

Portfolio turnover rate .......................       62.33%         111.92%     130.22%      92.58%        178.05%         111.67%

a Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI) -- Small Capitalization Equity Fund as a result of a merger on July 24, 2003.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Annualized.

e     For the period December 1, 2002 to July 31, 2003.


                     Semiannual Report | See notes to financial statements. | 23

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JANUARY 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                                   SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 97.5%
   AEROSPACE & DEFENSE 2.1%
a  Aviall Inc. .............................................................................................    28,100   $   971,136
                                                                                                                         -----------
a  AUTO COMPONENTS 1.2%
   Superior Industries International Inc. ..................................................................    24,200       561,440
                                                                                                                         -----------

   BIOTECHNOLOGY 3.6%
a  Alexion Pharmaceuticals Inc. ............................................................................    16,500       475,530
a  Cell Genesys Inc. .......................................................................................    86,400       540,864
a  Medarex Inc. ............................................................................................    46,100       644,478
                                                                                                                         -----------
                                                                                                                           1,660,872
                                                                                                                         -----------
   CAPITAL MARKETS 2.6%
a  GFI Group Inc. ..........................................................................................    12,200       665,998
   Greenhill & Co. Inc. ....................................................................................     8,500       486,030
a  MarketAxess Holdings Inc. ...............................................................................     4,400        56,760
                                                                                                                         -----------
                                                                                                                           1,208,788
                                                                                                                         -----------
   CHEMICALS 1.0%
   Georgia Gulf Corp. ......................................................................................    14,000       478,800
                                                                                                                         -----------
   COMMERCIAL BANKS 2.1%
   First Security Group Inc. ...............................................................................    43,800       470,850
a  Signature Bank ..........................................................................................    15,900       484,155
                                                                                                                         -----------
                                                                                                                             955,005
                                                                                                                         -----------
   COMMERCIAL SERVICES & SUPPLIES 1.9%
a  Clean Harbors Inc. ......................................................................................    18,600       501,456
a  Korn/Ferry International ................................................................................    17,900       353,704
                                                                                                                         -----------
                                                                                                                             855,160
                                                                                                                         -----------
   COMMUNICATIONS EQUIPMENT 7.2%
a  Arris Group Inc. ........................................................................................    72,400       851,424
a  Avocent Corp. ...........................................................................................    20,500       682,035
a  F5 Networks Inc. ........................................................................................    10,700       692,290
a  Sonus Networks Inc. .....................................................................................   131,100       613,548
a  Tekelec .................................................................................................    28,100       439,765
                                                                                                                         -----------
                                                                                                                           3,279,062
                                                                                                                         -----------
   COMPUTERS & PERIPHERALS 5.9%
a  Hutchinson Technology Inc. ..............................................................................    27,000       747,360
a  Maxtor Corp. ............................................................................................    50,800       467,360
a  Novatel Wireless Inc. ...................................................................................    59,300       646,963
a  Rackable Systems Inc. ...................................................................................    28,400       853,420
                                                                                                                         -----------
                                                                                                                           2,715,103
                                                                                                                         -----------
   DIVERSIFIED FINANCIAL SERVICES 3.8%
a  IntercontinentalExchange Inc. ...........................................................................    26,900     1,367,058
a  Nasdaq Stock Market Inc. ................................................................................     8,500       356,235
                                                                                                                         -----------
                                                                                                                           1,723,293
                                                                                                                         -----------


24 | Semiannual Report

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                                   SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC EQUIPMENT & INSTRUMENTS 3.6%
a  Brightpoint Inc. ........................................................................................    24,150   $   545,549
   Cognex Corp. ............................................................................................     9,600       280,128
a  Multi-Fineline Electronix Inc. ..........................................................................    15,600       838,656
                                                                                                                         -----------
                                                                                                                           1,664,333
                                                                                                                         -----------
   ENERGY EQUIPMENT & SERVICES 6.9%
a  Atwood Oceanics Inc. ....................................................................................     5,400       524,502
a  Hercules Offshore Inc. ..................................................................................    29,500     1,056,395
a  Hornbeck Offshore Services Inc. .........................................................................    15,300       608,634
a  NS Group Inc. ...........................................................................................    21,500       971,800
                                                                                                                         -----------
                                                                                                                           3,161,331
                                                                                                                         -----------
   FOOD & STAPLES RETAILING 0.7%
a  Allion Healthcare Inc. ..................................................................................    21,200       322,240
a  United Natural Foods Inc. ...............................................................................       500        16,165
                                                                                                                         -----------
                                                                                                                             338,405
                                                                                                                         -----------
   HEALTH CARE EQUIPMENT & SUPPLIES 1.2%
a  American Medical Systems Holdings Inc. ..................................................................    23,700       537,042
                                                                                                                         -----------
   HEALTH CARE PROVIDERS & SERVICES 8.7%
a  Healthways Inc. .........................................................................................    17,800       795,304
a  Horizon Health Corp. ....................................................................................    26,600       619,514
a  Matria Healthcare Inc. ..................................................................................    12,900       550,443
a  Pediatrix Medical Group Inc. ............................................................................     6,600       578,688
a  Sunrise Senior Living Inc. ..............................................................................    21,600       785,160
a  United Surgical Partners International Inc. .............................................................    16,950       656,982
                                                                                                                         -----------
                                                                                                                           3,986,091
                                                                                                                         -----------
   HOTELS RESTAURANTS & LEISURE 5.6%
a  Cosi Inc. ...............................................................................................    62,900       613,275
a  Ruth's Chris Steak House Inc. ...........................................................................    35,900       759,285
a  Shuffle Master Inc. .....................................................................................    23,825       605,155
a  Vail Resorts Inc. .......................................................................................    18,800       571,332
                                                                                                                         -----------
                                                                                                                           2,549,047
                                                                                                                         -----------
   HOUSEHOLD DURABLES 1.0%
a  Jarden Corp. ............................................................................................    18,000       443,520
                                                                                                                         -----------
   HOUSEHOLD PRODUCTS 1.9%
a  Central Garden & Pet Co. ................................................................................    17,600       872,608
                                                                                                                         -----------
   INSURANCE 2.9%
   Max Re Capital Ltd. .....................................................................................    26,600       705,166
   National Financial Partners Corp. .......................................................................    11,900       636,769
                                                                                                                         -----------
                                                                                                                           1,341,935
                                                                                                                         -----------
   INTERNET SOFTWARE & SERVICES 2.0%
a  Tumbleweed Communications Corp. .........................................................................   141,722       376,995
a  webMethods Inc. .........................................................................................    68,000       524,280
                                                                                                                         -----------
                                                                                                                             901,275
                                                                                                                         -----------


                                                          Semiannual Report | 25

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                                   SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   IT SERVICES 1.3%
a  TNS Inc. ................................................................................................    28,000   $   575,120
                                                                                                                         -----------
   LEISURE EQUIPMENT & PRODUCTS 2.6%
a  MarineMax Inc. ..........................................................................................    25,600       805,632
a  Marvel Entertainment Inc. ...............................................................................    22,650       377,123
                                                                                                                         -----------
                                                                                                                           1,182,755
                                                                                                                         -----------
   MACHINERY 3.8%
a  American Railcar Industries Inc. ........................................................................       500        14,939
a  Commercial Vehicle Group Inc. ...........................................................................    32,600       703,508
   Kaydon Corp. ............................................................................................     5,500       183,920
   Wabtec Corp. ............................................................................................    25,900       817,663
                                                                                                                         -----------
                                                                                                                           1,720,030
                                                                                                                         -----------
   MEDIA 1.3%
a  Lions Gate Entertainment Corp. ..........................................................................    64,600       574,940
                                                                                                                         -----------
   METALS & MINING 2.0%
   Metal Management Inc. ...................................................................................    16,700       466,431
   Quanex Corp. ............................................................................................     7,000       434,770
                                                                                                                         -----------
                                                                                                                             901,201
                                                                                                                         -----------
   OIL, GAS & CONSUMABLE FUELS 3.2%
a  Alon USA Energy Inc. ....................................................................................    18,700       403,546
a  KCS Energy Inc. .........................................................................................    22,700       658,981
a  Western Refining Inc. ...................................................................................    20,700       388,125
                                                                                                                         -----------
                                                                                                                           1,450,652
                                                                                                                         -----------
   PERSONAL PRODUCTS 0.5%
a  Chattem Inc. ............................................................................................     5,900       236,295
                                                                                                                         -----------
   REAL ESTATE 1.5%
a  Trammell Crow Co. .......................................................................................    24,100       684,681
                                                                                                                         -----------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 6.5%
a  ATMI Inc. ...............................................................................................    18,800       631,680
a  Diodes Inc. .............................................................................................    22,350       827,844
a  Micrel Inc. .............................................................................................    44,600       547,242
a  Microtune Inc. ..........................................................................................    91,100       435,458
a  Trident Microsystems Inc. ...............................................................................    19,900       519,788
                                                                                                                         -----------
                                                                                                                           2,962,012
                                                                                                                         -----------
   SOFTWARE 3.9%
a  Intellisync Corp. .......................................................................................    54,700       284,987
a  Nuance Communications Inc. ..............................................................................    42,600       363,804
a  Secure Computing Corp. ..................................................................................    33,700       490,672
a  TIBCO Software Inc. .....................................................................................    82,800       661,572
                                                                                                                         -----------
                                                                                                                           1,801,035
                                                                                                                         -----------
   SPECIALTY RETAIL 2.5%
a  Guitar Center Inc. ......................................................................................     9,000       483,120
a  Volcom Inc. .............................................................................................    17,600       667,744
                                                                                                                         -----------
                                                                                                                           1,150,864
                                                                                                                         -----------


26 | Semiannual Report

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                                   SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TEXTILES, APPAREL & LUXURY GOODS 2.5%
a  True Religion Apparel Inc. ..............................................................................    22,400   $   525,504
a  The Warnaco Group Inc. ..................................................................................    24,000       595,680
                                                                                                                         -----------
                                                                                                                           1,121,184
                                                                                                                         -----------
   TOTAL COMMON STOCKS (COST $34,673,546) ..................................................................              44,565,015
                                                                                                                         -----------
   SHORT TERM INVESTMENT (COST $991,307) 2.2%
   MONEY FUND 2.2%
b  Franklin Institutional Fiduciary Trust Money Market Portfolio ...........................................   991,307       991,307
                                                                                                                         -----------
   TOTAL INVESTMENTS (COST $35,664,853) 99.7% ..............................................................              45,556,322
   OTHER ASSETS, LESS LIABILITIES 0.3% .....................................................................                 120,261
                                                                                                                         -----------
   NET ASSETS 100.0% .......................................................................................             $45,676,583
                                                                                                                         ===========

a     Non-income producing.

b See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 27

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS a

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                                             YEAR ENDED
                                                     JANUARY 31, 2006       YEAR ENDED JULY 31,                  NOVEMBER 30,
                                                        (UNAUDITED)      2005      2004     2003 e            2002       2001 f
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............  $    10.66        $   8.10  $   6.22   $   5.27      $   6.89    $  10.00
                                                     ------------------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss) b .................       (0.03)           0.04      0.02       0.08         (0.01)      (0.02)

   Net realized and unrealized gains (losses) .....        2.34            2.53      1.95       0.88         (1.61)      (3.09)
                                                     ------------------------------------------------------------------------------
Total from investment operations ..................        2.31            2.57      1.97       0.96         (1.62)      (3.11)
                                                     ------------------------------------------------------------------------------
Less distributions from net investment income .....       (0.03)          (0.01)    (0.09)     (0.01)           --          --
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ....................  $    12.94        $  10.66  $   8.10   $   6.22      $   5.27    $   6.89
                                                     ==============================================================================

Total return c ....................................       21.71%          31.80%    31.61%     18.20%       (23.51)%    (31.10)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................  $   27,988        $ 21,501  $ 15,834   $ 12,996      $ 14,970    $ 14,495

Ratios to average net assets:

   Expenses before expense reduction ..............        1.43% d         1.51%     1.54%      1.84% d       1.61%       2.62% d

   Expenses net of waiver and payments
     by affiliate .................................        1.43% d         1.51%     1.38%      1.20% d       1.20%       1.20% d

   Expenses net of waiver and payments by affiliate
     and expense reduction ........................        1.43% d         1.50%     1.38%      1.20% d       1.20%       1.20% d

   Net investment income (loss) ...................       (0.60)% d        0.42%     0.24%      2.18% d      (0.14)%     (0.28)% d

Portfolio turnover rate ...........................       22.69%          99.52%    98.92%     87.83%       131.90%      82.43%

a Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI) -- European Smaller Companies Fund as a result of a merger on July 24, 2003.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Annualized.

e     For the period December 1, 2002 to July 31, 2003.

f     For the period January 2, 2001 (effective date) to November 30, 2001.


28 | See notes to financial statements. | Semiannual Report

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JANUARY 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                                        INDUSTRY                   SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 95.2%
   AUSTRIA 2.1%
   Andritz AG ......................................................               Machinery                    5,080   $   584,292
                                                                                                                        -----------

   BELGIUM 3.3%
   EVS Broadcast Equipment SA ......................................        Communications Equipment            6,920       251,486
a  Option NV .......................................................        Communications Equipment            7,670       684,272
                                                                                                                        -----------
                                                                                                                            935,758
                                                                                                                        -----------

   DENMARK 5.7%
   Bang & Olufsen AS, B ............................................           Household Durables               4,208       466,600
   DSV AS, B .......................................................              Road & Rail                   4,390       610,442
a  Rockwool International AS, B ....................................           Building Products                4,720       504,159
                                                                                                                        -----------
                                                                                                                          1,581,201
                                                                                                                        -----------

   FINLAND 3.9%
   Nokian Renkaat OYJ ..............................................            Auto Components                24,450       378,010
   YIT-Yhtyma OYJ ..................................................       Construction & Engineering          15,090       719,339
                                                                                                                        -----------
                                                                                                                          1,097,349
                                                                                                                        -----------

   FRANCE 13.8%
a  Alten ...........................................................              IT Services                  13,910       486,919
   April Group .....................................................               Insurance                    9,810       459,057
a  Axalto Holding NV ...............................................        Computers & Peripherals            11,300       290,486
   Foncia Groupe ...................................................              Real Estate                   2,700        97,434
   Generale de Sante ...............................................    Health Care Providers & Services       11,349       321,404
   Neopost SA ......................................................           Office Electronics               6,036       607,092
   Nexans SA .......................................................          Electrical Equipment              8,380       461,096
   Pinguely-Haulotte ...............................................               Machinery                   23,390       562,617
   Rubis ...........................................................             Gas Utilities                  3,130       252,800
   Seche Environnement .............................................     Commercial Services & Supplies         2,810       311,486
                                                                                                                        -----------
                                                                                                                          3,850,391
                                                                                                                        -----------

   GERMANY 10.3%
a  MTU Aero Engines Holding AG .....................................           Aerospace & Defense             13,980       480,024
a  Pfleiderer AG ...................................................            Building Products              21,560       503,662
   Rational AG .....................................................            Household Durables              2,620       355,897
   Rheinmetall AG ..................................................         Industrial Conglomerates           6,785       494,397
   Solarworld AG ...................................................           Electrical Equipment             2,488       529,147
a  Techem AG .......................................................      Commercial Services & Supplies       11,140       522,784
                                                                                                                        -----------
                                                                                                                          2,885,911
                                                                                                                        -----------

   GREECE 3.3%
   Germanos SA .....................................................             Specialty Retail              24,342       510,663
   Jumbo SA ........................................................       Leisure Equipment & Products        31,990       400,487
                                                                                                                        -----------
                                                                                                                            911,150
                                                                                                                        -----------

   IRELAND 1.4%
   Kingspan Group PLC ..............................................            Building Products              27,779       381,533
                                                                                                                        -----------


                                                          Semiannual Report | 29

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                                        INDUSTRY                  SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ITALY 5.6%
   Amplifon SpA ....................................................    Health Care Providers & Services        5,341   $   386,192
   Astaldi SpA .....................................................       Construction & Engineering          72,089       436,351
   Azimut Holding SpA ..............................................            Capital Markets                42,777       405,548
   Interpump Group SpA .............................................               Machinery                   50,595       343,146
                                                                                                                        -----------
                                                                                                                          1,571,237
                                                                                                                        -----------

   NETHERLANDS 5.3%
   Arcadis NV ......................................................       Construction & Engineering           7,930       277,396
   Koninklijke BAM Groep NV ........................................       Construction & Engineering           5,021       450,385
   Koninklijke Ten Cate NV .........................................    Textiles, Apparel & Luxury Goods        2,190       234,641
   SBM Offshore NV .................................................      Energy Equipment & Services           5,150       522,361
                                                                                                                        -----------
                                                                                                                          1,484,783
                                                                                                                        -----------

   NORWAY 8.1%
   ABG Sundal Collier ASA ..........................................            Capital Markets               357,640       467,795
a  Acta Holding ASA ................................................            Capital Markets                97,290       277,915
a  Stolt Offshore SA ...............................................      Energy Equipment & Services          23,290       294,130
a  Tandberg Television ASA .........................................        Communications Equipment           43,805       630,598
a  TGS Nopec Geophysical Co. ASA ...................................      Energy Equipment & Services          11,720       609,669
                                                                                                                        -----------
                                                                                                                          2,280,107
                                                                                                                        -----------

   PORTUGAL 0.9%
a  Mota-Engil SGPS SA ..............................................       Construction & Engineering          58,141       256,523
                                                                                                                        -----------

   SPAIN 1.6%
   Tubacex SA ......................................................            Metals & Mining                90,477       451,978
                                                                                                                        -----------

   SWEDEN 9.9%
   Elekta AB, B ....................................................    Health Care Equipment & Supplies       33,870       575,353
   Hexagon AB, B ...................................................               Machinery                   11,840       338,330
   HIQ International AB ............................................              IT Services                  92,950       552,021
   Meda AB, A ......................................................            Pharmaceuticals                43,300       610,100
a  Transcom WorldWide SA, B ........................................     Commercial Services & Supplies        70,990       701,113
                                                                                                                        -----------
                                                                                                                          2,776,917
                                                                                                                        -----------

   SWITZERLAND 3.3%
   Phonak Holding AG ...............................................    Health Care Equipment & Supplies        8,770       434,196
a  Sika AG .........................................................               Chemicals                      487       475,363
                                                                                                                        -----------
                                                                                                                            909,559
                                                                                                                        -----------

   UNITED KINGDOM 16.7%
   BETonSPORTS PLC .................................................      Hotels Restaurants & Leisure        127,460       375,316
   Carillion PLC ...................................................       Construction & Engineering          71,540       398,080
a  Charter PLC .....................................................               Machinery                   37,682       414,666
a  Elementis PLC ...................................................               Chemicals                  262,280       360,486
a  Gyrus Group PLC .................................................    Health Care Equipment & Supplies       80,449       591,505
   Helphire Group PLC ..............................................              Road & Rail                  64,000       407,081
   Homeserve PLC ...................................................     Commercial Services & Supplies        20,648       526,440
   Laird Group PLC .................................................   Electronic Equipment & Instruments      51,280       401,216


30 | Semiannual Report

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                                          INDUSTRY                 SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED KINGDOM (CONT.)
   Raymarine PLC ...................................................          Communications Equipment         91,697   $   427,446
   Whatman PLC .....................................................                  Machinery                99,120       503,491
   Wolverhampton & Dudley Breweries PLC ............................                  Beverages                12,730       281,077
                                                                                                                        -----------
                                                                                                                          4,686,804
                                                                                                                        -----------
   TOTAL COMMON STOCKS (COST $17,363,789) ..........................                                                     26,645,493
                                                                                                                        -----------
   SHORT TERM INVESTMENT (COST $1,395,883) 5.0%
   MONEY FUND 5.0%
b  Franklin Institutional Fiduciary Trust Money Market Portfolio ...                  Money Fund            1,395,883     1,395,883
                                                                                                                        -----------
   TOTAL INVESTMENTS (COST $18,759,672) 100.2% .....................                                                     28,041,376
   OTHER ASSETS, LESS LIABILITIES (0.2)% ...........................                                                        (52,927)
                                                                                                                        -----------
   NET ASSETS 100.0% ...............................................                                                    $27,988,449
                                                                                                                        ===========

a     Non-income producing.

b See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 31

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2006 (unaudited)

                                                                                     -----------------------------------------------
                                                                                        FIDUCIARY                       FIDUCIARY
                                                                                          LARGE          FIDUCIARY      EUROPEAN
                                                                                     CAPITALIZATION        SMALL         SMALLER
                                                                                       GROWTH AND     CAPITALIZATION    COMPANIES
                                                                                       INCOME FUND      EQUITY FUND       FUND
                                                                                     -----------------------------------------------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers .................................................    $ 73,017,504     $ 34,673,546   $ 17,363,789
     Cost - Sweep Money Fund (Note 8) ............................................         312,857          991,307      1,395,883
                                                                                     -----------------------------------------------
     Total cost of investments ...................................................    $ 73,330,361     $ 35,664,853   $ 18,759,672
                                                                                     ===============================================
     Value - Unaffiliated issuers ................................................    $ 96,305,587     $ 44,565,015   $ 26,645,493
     Value - Sweep Money Fund (Note 8) ...........................................         312,857          991,307      1,395,883
                                                                                     -----------------------------------------------
     Total value of investments ..................................................      96,618,444       45,556,322     28,041,376
   Cash ..........................................................................              --           72,253          5,331
   Receivables:
     Investment securities sold ..................................................         873,925          397,251             --
     Capital shares sold .........................................................          80,000              250         18,000
     Dividends ...................................................................           7,700               --         27,519
                                                                                     -----------------------------------------------
       Total assets ..............................................................      97,580,069       46,026,076     28,092,226
                                                                                     -----------------------------------------------
Liabilities:
   Payables:
     Investment securities purchased .............................................              --          292,059         55,869
     Capital shares redeemed .....................................................           9,752               --             --
     Affiliates ..................................................................          78,005           44,176         26,965
     Reports to shareholders .....................................................           3,697            3,867          6,017
     Professional fees ...........................................................           8,343            6,592          7,343
   Accrued expenses and other liabilities ........................................           4,842            2,799          7,583
                                                                                     -----------------------------------------------
       Total liabilities .........................................................         104,639          349,493        103,777
                                                                                     -----------------------------------------------
         Net assets, at value ....................................................    $ 97,475,430     $ 45,676,583   $ 27,988,449
                                                                                     ===============================================

Net assets consist of:
   Paid-in capital ...............................................................    $ 73,816,455     $ 39,652,682   $ 23,740,563
   Distributions in excess of net investment income ..............................         (93,777)              --             --
   Undistributed net investment loss .............................................              --         (215,054)       (72,614)
   Net unrealized appreciation (depreciation) ....................................      23,288,083        9,891,469      9,282,921
   Accumulated net realized gain (loss) ..........................................         464,669       (3,652,514)    (4,962,421)
                                                                                     -----------------------------------------------
         Net assets, at value ....................................................    $ 97,475,430     $ 45,676,583   $ 27,988,449
                                                                                     ===============================================
Shares outstanding ...............................................................      14,241,795        2,287,999      2,163,602
                                                                                     ===============================================
Net asset value and maximum offering price per share a ...........................    $       6.84     $      19.96   $      12.94
                                                                                     ===============================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


32 | See notes to financial statements. | Semiannual Report

FRANKLIN GLOBAL TRUST

STATEMENTS OF OPERATIONS
for the six months ended January 31, 2006 (unaudited)

                                                                                     -----------------------------------------------
                                                                                        FIDUCIARY                       FIDUCIARY
                                                                                          LARGE          FIDUCIARY      EUROPEAN
                                                                                     CAPITALIZATION        SMALL         SMALLER
                                                                                       GROWTH AND     CAPITALIZATION    COMPANIES
                                                                                       INCOME FUND      EQUITY FUND       FUND
                                                                                     -----------------------------------------------
   Investment income:
      Dividends: (net of foreign taxes) a
        Unaffiliated issuers .....................................................    $   561,885      $     33,289   $     86,513
        Sweep Money Fund (Note 8) ................................................         95,875            30,304         14,796
                                                                                     -----------------------------------------------
          Total investment income ................................................        657,760            63,593        101,309
                                                                                     -----------------------------------------------
   Expenses:
      Management fees (Note 3a) ..................................................        349,621           211,734        120,083
      Administrative fees (Note 3b) ..............................................         94,891            42,947         24,300
      Transfer agent fees (Note 3d) ..............................................            968               932            803
      Custodian fees (Note 4) ....................................................          1,861             1,240          4,338
      Reports to shareholders ....................................................          9,575             4,800          5,849
      Registration and filing fees ...............................................         10,976             8,762          6,867
      Professional fees ..........................................................          8,308             7,639          8,225
      Other ......................................................................          2,317               593          3,492
                                                                                     -----------------------------------------------
          Total expenses .........................................................        478,517           278,647        173,957
          Expense reductions (Note 4) ............................................           (234)               --            (70)
                                                                                     -----------------------------------------------
            Net expenses .........................................................        478,283           278,647        173,887
                                                                                     -----------------------------------------------
              Net investment income (loss) .......................................        179,477          (215,054)       (72,578)
                                                                                     -----------------------------------------------

   Realized and unrealized gains (losses):
      Net realized gain (loss) from:
        Investments ..............................................................        632,129         4,593,974      1,158,553
        Foreign currency transactions ............................................         18,577                --        (16,256)
                                                                                     -----------------------------------------------
            Net realized gain (loss) .............................................        650,706         4,593,974      1,142,297
                                                                                     -----------------------------------------------

      Net change in unrealized appreciation (depreciation) on:
        Investments ..............................................................      4,172,688          (324,601)     3,800,295
        Translation of assets and liabilities denominated in foreign currencies ..             --                --            155
                                                                                     -----------------------------------------------
            Net unrealized appreciation (depreciation) ...........................      4,172,688          (324,601)     3,800,450
                                                                                     -----------------------------------------------
   Net realized and unrealized gain (loss) .......................................      4,823,394         4,269,373      4,942,747
                                                                                     -----------------------------------------------
   Net increase (decrease) in net assets resulting from operations ...............    $ 5,002,871      $  4,054,319   $  4,870,169
                                                                                     ===============================================

a  Foreign taxes withheld on dividends ...........................................    $        --      $        456   $     10,931


                     Semiannual Report | See notes to financial statements. | 33

FRANKLIN GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                      ------------------------------------------------------------------------------
                                                                    FIDUCIARY                                 FIDUCIARY
                                                              LARGE CAPITALIZATION                       SMALL CAPITALIZATION
                                                             GROWTH AND INCOME FUND                          EQUITY FUND
                                                      ------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                           SIX MONTHS ENDED
                                                      JANUARY 31, 2006         YEAR ENDED        JANUARY 31, 2006      YEAR ENDED
                                                         (UNAUDITED)         JULY 31, 2005         (UNAUDITED)       JULY 31, 2005
                                                      ------------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) ..................   $      179,477        $     992,447         $   (215,054)     $    (336,785)
     Net realized gain (loss) from investments
       and foreign currency transactions ...........          650,706            9,334,504            4,593,974          1,921,643
     Net change in unrealized appreciation
       (depreciation) on investments ...............        4,172,688               (8,438)            (324,601)         8,337,273
                                                      ------------------------------------------------------------------------------
            Net increase (decrease) in net assets
              resulting from operations ............        5,002,871           10,318,513            4,054,319          9,922,131
                                                      ------------------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income .........................         (307,467)          (1,018,355)                  --                 --
     Net realized gains ............................       (8,479,663)          (4,439,717)                  --                 --
                                                      ------------------------------------------------------------------------------
   Total distributions to shareholders .............       (8,787,130)          (5,458,072)                  --                 --
                                                      ------------------------------------------------------------------------------
   Capital share transactions (Note 2) .............        6,723,424            6,754,820           (3,198,811)       (27,887,516)
                                                      ------------------------------------------------------------------------------
            Net increase (decrease) in net assets ..        2,939,165           11,615,261              855,508        (17,965,385)
Net assets:
   Beginning of period .............................       94,536,265           82,921,004           44,821,075         62,786,460
                                                      ------------------------------------------------------------------------------
   End of period ...................................   $   97,475,430        $  94,536,265         $ 45,676,583      $  44,821,075
                                                      ==============================================================================
Distributions in excess of net investment
   income included in net assets:
     End of period .................................   $      (93,777)       $          --         $         --      $          --
                                                      ==============================================================================
Undistributed net investment income (loss)
   included in net assets:
     End of period .................................   $           --        $      34,213         $   (215,054)     $          --
                                                      ==============================================================================


34 | See notes to financial statements. | Semiannual Report

FRANKLIN GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                        --------------------------------
                                                                                           FIDUCIARY EUROPEAN SMALLER
                                                                                                 COMPANIES FUND
                                                                                        --------------------------------
                                                                                        SIX MONTHS ENDED
                                                                                        JANUARY 31, 2006     YEAR ENDED
                                                                                           (UNAUDITED)     JULY 31, 2005
                                                                                        --------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) ...................................................    $     (72,578)    $      78,537
     Net realized gain (loss) from investments and foreign currency transactions ....        1,142,297         2,026,226
     Net change in unrealized appreciation (depreciation) on investments and
       translations of assets and liabilities denominated in foreign currencies .....        3,800,450         3,071,875
                                                                                        ---------------------------------
           Net increase (decrease) in net assets resulting from operations ..........        4,870,169         5,176,638
                                                                                        ---------------------------------
   Distributions to shareholders from net investment income .........................          (63,884)          (28,876)
   Capital share transactions (Note 2) ..............................................        1,680,854           520,000
                                                                                        ---------------------------------
           Net increase (decrease) in net assets ....................................        6,487,139         5,667,762
Net assets:
   Beginning of period ..............................................................       21,501,310        15,833,548
                                                                                        ---------------------------------
   End of period ....................................................................    $  27,988,449     $  21,501,310
                                                                                        =================================
Undistributed net investment income (loss) included in net assets:
   End of period ....................................................................    $     (72,614)    $      63,848
                                                                                        =================================


                     Semiannual Report | See notes to financial statements. | 35

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.


36 | Semiannual Report

FRANKLIN GLOBAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Funds may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends


                                                          Semiannual Report | 37

FRANKLIN GLOBAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

from foreign securities are recognized as soon as the Funds are notified of ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. There were no redemption fees for the period.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


38 | Semiannual Report

FRANKLIN GLOBAL TRUST

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                         ----------------------------------------------------------------------
                                                                      FIDUCIARY                           FIDUCIARY
                                                               LARGE CAPITALIZATION                 SMALL CAPITALIZATION
                                                               GROWTH AND INCOME FUND                   EQUITY FUND
                                                         ----------------------------------------------------------------------
                                                            SHARES              AMOUNT           SHARES              AMOUNT
                                                         ----------------------------------------------------------------------
Six months ended January 31, 2006
  Shares sold .......................................        385,539         $  2,673,721          25,315         $    449,261
  Shares issued in reinvestment of distributions ....      1,240,316            8,322,696              --                   --
  Shares redeemed ...................................       (613,270)          (4,272,993)       (204,810)          (3,648,072)
                                                         ----------------------------------------------------------------------
  Net increase (decrease) ...........................      1,012,585         $  6,723,424        (179,495)        $ (3,198,811)
                                                         ======================================================================
Year ended July 31, 2005
  Shares sold .......................................      1,509,984         $ 10,450,004          97,650         $  1,597,736
  Shares issued in reinvestment of distributions ....        636,956            4,413,959              --                   --
  Shares redeemed ...................................     (1,174,500)          (8,109,143)     (1,854,247)         (29,485,252)
                                                         ----------------------------------------------------------------------
  Net increase (decrease) ...........................        972,440         $  6,754,820      (1,756,597)        $(27,887,516)
                                                         ======================================================================

                                                         ---------------------------------
                                                                     FIDUCIARY
                                                                 EUROPEAN SMALLER
                                                                  COMPANIES FUND
                                                         ---------------------------------
                                                            SHARES              AMOUNT
                                                         ---------------------------------
Six months ended January 31, 2006
  Shares sold .......................................        186,183         $  2,118,454
  Shares issued in reinvestment of distributions ....            113                1,301
  Shares redeemed ...................................        (39,068)            (438,901)
                                                         ---------------------------------
  Net increase (decrease) ...........................        147,228         $  1,680,854
                                                         =================================
Year ended July 31, 2005
  Shares sold .......................................        322,037         $  2,961,306
  Shares issued in reinvestment of distributions ....             85                  806
  Shares redeemed ...................................       (261,112)          (2,442,112)
                                                         ---------------------------------
  Net increase (decrease) ...........................         61,010         $    520,000
                                                         =================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Fiduciary International, Inc. (Fiduciary)                       Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                                                          Semiannual Report | 39

FRANKLIN GLOBAL TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary based on the average daily net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
                                                                      ANNUALIZED
                                                                       FEE RATE
--------------------------------------------------------------------------------
Fiduciary Large Capitalization Growth and Income Fund                    0.75%
Fiduciary Small Capitalization Equity Fund                               1.00%
Fiduciary European Smaller Companies Fund                                1.00%

B. ADMINISTRATIVE FEES

The Funds pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The Funds have not activated the plan.

D. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                              --------------------------------------------------
                                 FIDUCIARY
                                   LARGE           FIDUCIARY         FIDUCIARY
                              CAPITALIZATION         SMALL           EUROPEAN
                                GROWTH AND      CAPITALIZATION        SMALLER
                                INCOME FUND       EQUITY FUND     COMPANIES FUND
                              --------------------------------------------------
Transfer agent fees .......       $  235            $ 483             $ 468

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended January 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


40 | Semiannual Report

FRANKLIN GLOBAL TRUST

5. INCOME TAXES

At July 31, 2005, the funds had tax basis capital losses which may be carried over to offset future capital gains, if any. At July 31, 2005, the capital loss carryforwards were as follows:

                                                    ----------------------------
                                                                      FIDUCIARY
                                                      FIDUCIARY        EUROPEAN
                                                        SMALL          SMALLER
                                                    CAPITALIZATION    COMPANIES
                                                     EQUITY FUND         FUND
                                                    ----------------------------
Capital loss carryforwards expiring in:
   2010 .....................................       $    7,387,241  $ 6,091,789
   2011 .....................................                   --       11,934
                                                    ----------------------------
                                                    $    7,387,241  $ 6,103,723
                                                    ============================

For tax purposes, realized capital losses and realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2005, the Fiduciary Large Capitalization Growth and Income Fund deferred realized currency losses of $33,350.

At January 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                                  ---------------------------------------------------
                                                                     FIDUCIARY                           FIDUCIARY
                                                                       LARGE           FIDUCIARY         EUROPEAN
                                                                  CAPITALIZATION         SMALL            SMALLER
                                                                    GROWTH AND       CAPITALIZATION      COMPANIES
                                                                   INCOME FUND        EQUITY FUND          FUND
                                                                  ---------------------------------------------------
Cost of investments .......................................       $   73,330,361     $   36,059,296    $  18,760,517
                                                                  ===================================================

Unrealized appreciation ...................................       $   23,502,126     $   10,553,424    $   9,313,505
Unrealized depreciation ...................................             (214,043)        (1,056,398)         (32,646)
                                                                  ---------------------------------------------------
Net unrealized appreciation (depreciation) ................       $   23,288,083     $    9,497,026    $   9,280,859
                                                                  ===================================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                                                          Semiannual Report | 41

FRANKLIN GLOBAL TRUST

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended January 31, 2006, were as follows:

                             ---------------------------------------------------
                                FIDUCIARY                            FIDUCIARY
                                  LARGE             FIDUCIARY        EUROPEAN
                             CAPITALIZATION           SMALL           SMALLER
                               GROWTH AND        CAPITALIZATION      COMPANIES
                               INCOME FUND         EQUITY FUND          FUND
                             ---------------------------------------------------
Purchases .............      $   28,572,864      $   25,881,699     $ 5,879,688
Sales .................      $   26,663,332      $   28,328,873     $ 5,288,252

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments


42 | Semiannual Report

FRANKLIN GLOBAL TRUST

9. REGULATORY MATTERS (CONTINUED)

to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Trust did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                          Semiannual Report | 43

FRANKLIN GLOBAL TRUST

TAX DESIGNATION (UNAUDITED)

At July 31, 2005, more than 50% of the Fiduciary European Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As shown in the table below, the fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 14, 2005, to treat their proportionate share of foreign taxes paid by the fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the fund to shareholders of record.

--------------------------------------------------------------------------------
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Austria ....................     $0.0013        $0.0027           $0.0027
Denmark ....................      0.0010         0.0019            0.0019
Finland ....................      0.0020         0.0040            0.0040
France .....................      0.0031         0.0062            0.0062
Germany ....................      0.0023         0.0046            0.0046
Greece .....................          --         0.0007            0.0007
Ireland ....................          --         0.0029            0.0029
Italy ......................      0.0014         0.0029            0.0029
Netherlands ................      0.0013         0.0027            0.0027
Norway .....................      0.0058         0.0112            0.0112
Spain ......................      0.0003         0.0006            0.0006
Sweden .....................      0.0008         0.0017            0.0017
Switzerland ................      0.0005         0.0016            0.0016
United Kingdom .............          --         0.0121            0.0118
                               -------------------------------------------------
TOTAL                            $0.0198        $0.0558           $0.0555
                               =================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the fund. 1


44 | Semiannual Report

FRANKLIN GLOBAL TRUST

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                          Semiannual Report | 45

FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT CONTRACTS

Fiduciary International, Inc. ("FII") entered into sub-advisory agreements with Franklin Templeton Institutional, LLC ("FTI") on behalf of Fiduciary European Smaller Companies Fund and Fiduciary Small Capitalization Equity Fund (the "Funds"). These new sub-advisory agreements were necessitated by the restructuring of the business activities of Fiduciary Trust Company International and its subsidiary, FII, which included the transfer of the key investment management and support personnel that are currently responsible for the day-to-day management of the Funds to FTI, including the Funds' portfolio managers. FII will continue to serve as the primary investment manager to the Funds and will retain responsibility for, and control over, the provision of investment management services to each Fund.

The Board, in approving the agreements between FII and FTI, noted that its determinations and considerations had not changed from those enumerated with respect to the Board's approval of the annual renewal of the agreements with FII with respect to the Funds. In this regard it was noted that the same portfolio management teams and support personnel would continue to provide portfolio management services to the Funds upon such teams' transfer from FII to FTI and that the agreements with FTI were intended solely to reflect this restructuring and in no way impacted the services provided by FTI or the fees paid by the Funds for such services.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


46 | Semiannual Report

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

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

                                [GRAPHIC OMITTED]

                                     [LOGO]
                                     -----
                                      FGT
                                     -----
                                     FUNDS
                                     -----

                               F G T   F U N D S

                                   ----------

             Fiduciary Large Capitalization Growth and Income Fund
                                 Cusip 353533870

                   Fiduciary Small Capitalization Equity Fund
                                 Cusip 353533862

                    Fiduciary European Smaller Companies Fund
                                 Cusip 353533854

Authorized for distribution only when accompanied or preceded by a current FGT Funds prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read the prospectus before you invest or send money.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

INVESTMENT MANAGER

Fiduciary International, Inc.
600 5th Avenue
New York, NY 10020-2302

DISTRIBUTOR
                                                               -----------------
Franklin/Templeton Distributors, Inc.
One Franklin Parkway                                           -----------------
San Mateo, CA 94403-1906                                          Fiduciary
                                                               -----------------
INVESTOR/SHAREHOLDER SERVICES                                       Trust
                                                               -----------------
1-800/845-4514                                                   International
                                                               -----------------
FGT1 S2006 03/06
                                                               -----------------












                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                  SEMIANNUAL REPORT | 01 31 2006
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           FRANKLIN GLOBAL TRUST
--------------------------------------------------------------------------------

                                           Fiduciary Core Fixed Income Fund

                                           Fiduciary Core Plus Fixed Income Fund

                                     [LOGO](R)
                              FRANKLIN(R) TEMPLETON(R)
                                 INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

 CONTENTS

 SEMIANNUAL REPORT

 Fiduciary Core Fixed Income Fund .........................................    1

 Fiduciary Core Plus Fixed Income Fund ....................................    8

 Financial Highlights and Statements of Investments .......................   15

 Financial Statements .....................................................   27

 Notes to Financial Statements ............................................   30

 Shareholder Information ..................................................   38

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

FIDUCIARY CORE FIXED INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund invests mainly in investment-grade U.S. dollar denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage and asset-backed securities, and corporate debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Fiduciary Core Fixed Income Fund's semiannual report for the period ended January 31, 2006.

PERFORMANCE OVERVIEW

The Fund posted a +1.01% cumulative total return for the six-month period ended January 31, 2006. The Fund outperformed its benchmark, the Lehman Brothers
(LB) U.S. Aggregate Index, which returned +0.84% during the same period. 1 You can find more performance data in the Performance Summary on page 5.

1. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.

--------------------------------------------------------------------------------

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                           Semiannual Report | 1

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the six months under review; however, gross domestic product growth decelerated from 4.1% annualized in third quarter 2005 to an estimated 1.6% annualized in the fourth quarter -- the slowest pace in three years. 2 However, many analysts expected first quarter 2006 growth to rebound from fourth quarter 2005's tepid level. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. Consumer spending increased 6.8% (not adjusted for inflation) in January 2006 compared with the same month a year earlier, which supported the nation's economic progress. 2

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates allowed many companies easy access to capital, and ample cash also helped some companies to support their spending plans. On the other hand, labor costs accelerated and business productivity fell unexpectedly during fourth quarter 2005, the first decline in nearly five years.

Oil prices remained high during the period amid concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India, and the potential for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries. Despite high commodity prices, inflation remained relatively contained for the 12 months ended January 31, 2006, as measured by the 2.1% rise for the core Consumer Price Index (CPI), which was slightly below the core CPI's 10-year average of 2.2%. 3 During the six-month period, the Federal Reserve Board (Fed) raised the federal funds target rate to 4.50% from 3.25%. In January, the Fed acknowledged the economy's strength as well as potential inflationary pressure from high energy prices, and suggested "some further policy firming may be needed."

The 10-year Treasury note fluctuated considerably over the past six months, but overall its yield increased from 4.28% at the beginning of the period to 4.53% on January 31, 2006. The yield on the 30-year Treasury rose from 4.47% to 4.68% during the same time. As short-term interest rates rose more than intermediate- and long-term rates, the spread between the yield of short-term and long-term rates narrowed and the yield curve flattened.

2.    Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


2 | Semiannual Report

INVESTMENT STRATEGY

We allocate our investments among the various types of debt securities available in the Fund's core investments, based on our assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. We use a top-down/bottom-up selection process and rely on both internal and external research to identify individual securities. Our credit research process focuses on bottom-up credit selection that relies on our independent investment analysis to evaluate the issuer's creditworthiness. We consider a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

MANAGER'S DISCUSSION

One of the major factors aiding the Fund's performance versus the benchmark LB U.S. Aggregate Index over the past six months was our positioning along the yield curve. We expected the Fed to steadily raise interest rates as it sought to bring monetary policy to more neutral levels. Therefore, we believed that interest rates would continue to rise in the short end of the yield curve. Typically, when the Fed is in tightening mode, it is due to an increase in inflation or inflationary expectations, resulting in higher interest rates across the yield curve. However, it was our opinion that the recent tightening cycle was driven more by the Fed's objective of eliminating the highly accommodative monetary policy afforded by historically low interest rates. Rates reached these low levels to ward off possible deflation that was feared after the bursting equity bubble in 2000. Although the Fed raised short-term rates throughout the reporting period, the 10-year U.S. Treasury yield ended the period close to where it stood when the Fed began its tightening cycle in June 2004.

Our yield curve strategy since July 2005 entailed positioning the portfolio for a flattening curve, and we maintained this positioning throughout the reporting period. This was beneficial to our overall results, as the yield curve indeed flattened significantly through period-end. As it did, the yield on the 2-year U.S. Treasury note increased 52 basis points (100 basis points equal one percentage point) to 4.54%, while the yield on the 30-year Treasury bond rose 21 basis points to 4.68% on January 31, 2006. In addition to benign inflationary expectations, other factors contributed to the low interest rate levels on the long end of the yield curve. These included strong demand from foreign investors, mainly Asian central banks, as well as growing demand from pension funds that had come under increasing pressure to purchase longer-dated bonds to more closely match the durations of their assets and liabilities.

PORTFOLIO BREAKDOWN
Fiduciary Core Fixed Income Fund
Based on Total Investments as of 1/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

           Mortgage-Backed Securities                           31.7%
           Diversified Financial Services                       10.7%
           Consumer Finance                                      7.9%
           U.S. Government & Agency Securities                   4.2%
           Commercial Banks                                      3.2%
           Capital Markets                                       2.1%
           Oil, Gas & Consumable Fuels                           2.1%
           Thrifts & Mortgage Finance                            2.1%
           Diversified Telecommunication Services                2.0%
           Media                                                 1.9%
           Communications Equipment                              1.5%
           Commercial Services & Supplies                        1.3%
           Foreign Government & Agency Securities                1.2%
           Other                                                 3.3%
           Short-Term Investments                               24.8%


                                                           Semiannual Report | 3

TOP 10 HOLDINGS
Fiduciary Core Fixed Income Fund
As of 1/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
FNMA                                                                       18.2%
   MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
FHLMC                                                                      13.5%
   MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
SLM Student Loan Trust                                                      4.3%
   DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
U.S. Treasury Bond                                                          2.9%
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust                                            2.4%
   CONSUMER FINANCE
--------------------------------------------------------------------------------
Core Investment Grade Bond Trust I                                          2.0%
   DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
American Express Credit Account
Master Trust                                                                1.8%
   CONSUMER FINANCE
--------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust                                                                       1.7%
   DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust                                         1.5%
   COMMERCIAL BANKS
--------------------------------------------------------------------------------
Centaur Funding Corp.                                                       1.5%
   COMMUNICATIONS EQUIPMENT
--------------------------------------------------------------------------------

The Fund's duration was less than that of the benchmark index for roughly the first half of the reporting period, before we moved to a more neutral position as rates peaked in early November. Our duration strategy had mixed results on Fund performance. Initially, it was beneficial as 10-year Treasury rates rose in late summer 2005; however, a subsequent bond rally caused the Fund's duration positioning to detract from performance.

Another strategy that added a modest boost to the Fund's higher return versus the index was our underweighting in corporate bonds. Yield spreads on corporate bonds narrowed to near all-time low levels in July 2005; therefore, we believed that corporate credit lacked a compelling risk/reward ratio compared with other sectors in the fixed income market. For the reporting period, the corporate sector was the worst-performing sector in the LB U.S. Aggregate Index due largely to further unraveling of the U.S. automotive industry and continued corporate event risk. Outside the U.S., the Fund also benefited from our investments in Russia's sovereign debt. Russia exhibited solid and improving credit fundamentals and has also benefited from historically high oil prices, as its economy is heavily reliant on oil exports.

We thank you for your continued participation and look forward to serving your investment needs.

[PHOTO OMITTED]      /s/ Michael Materasso

                     Michael Materasso
                     Vice President of Fiduciary International, Inc. (Fiduciary) Executive Vice President of Fiduciary Trust Company International (Fiduciary Trust)

[PHOTO OMITTED]      /s/ Warren Keyser

                     Warren Keyser
                     Vice President of Fiduciary
                     Senior Vice President of Fiduciary Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Semiannual Report

PERFORMANCE SUMMARY AS OF 1/31/06

FIDUCIARY CORE FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: FCFIX                              CHANGE    1/31/06        7/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       -$0.13  $   9.87       $  10.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/05-1/31/06)
--------------------------------------------------------------------------------
Dividend Income                  $0.2287
--------------------------------------------------------------------------------

PERFORMANCE 1

--------------------------------------------------------------------------------
                                         6-MONTH   1-YEAR    INCEPTION (8/29/03)
--------------------------------------------------------------------------------
Cumulative Total Return 2                  +1.01%    +2.34%          +10.40%
--------------------------------------------------------------------------------
Average Annual Total Return 3              +1.01%    +2.34%           +4.16%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4           $ 10,101  $ 10,234         $ 11,040
--------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/05) 5                  +2.85%           +4.27%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

ENDNOTES

INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


                                                           Semiannual Report | 5

YOUR FUND'S EXPENSES

FIDUCIARY CORE FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


6 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEE, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------
                                         BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                    VALUE 8/1/05      VALUE  1/31/06   PERIOD* 8/1/05-1/31/06
-----------------------------------------------------------------------------------------------------
Actual                                         $1,000            $1,010.10             $ 2.28
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000            $1,022.94             $ 2.29
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                           Semiannual Report | 7

FIDUCIARY CORE PLUS FIXED INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund will normally invest about 70% of its net assets in core sectors of investment grade U.S. dollar-denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage and asset-backed securities, and corporate debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Fiduciary Core Plus Fixed Income Fund's semiannual report for the period ended January 31, 2006.

PERFORMANCE OVERVIEW

The Fund posted a +1.70% cumulative total return for the six-month period ended January 31, 2006. The Fund outperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +0.84% during the same period. 1 You can find more performance data in the Performance Summary on page 12.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the six months under review; however, gross domestic product growth decelerated from 4.1% annualized in third quarter 2005 to an estimated 1.6% annualized in the fourth quarter -- the slowest pace in three years. 2 However, many analysts expected first quarter 2006 growth to rebound from fourth quarter 2005's tepid level. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. Consumer spending increased 6.8% (not adjusted for inflation) in January 2006 compared with the same month a year earlier, which supported the nation's economic progress. 2

1. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2.    Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


8 | Semiannual Report

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates allowed many companies easy access to capital, and ample cash also helped some companies to support their spending plans. On the other hand, labor costs accelerated and business productivity fell unexpectedly during fourth quarter 2005, the first decline in nearly five years.

Oil prices remained high during the period amid concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India, and the potential for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries. Despite high commodity prices, inflation remained relatively contained for the 12 months ended January 31, 2006, as measured by the 2.1% rise for the core Consumer Price Index (CPI), which was slightly below the core CPI's 10-year average of 2.2%. 3 During the six-month period, the Federal Reserve Board (Fed) raised the federal funds target rate to 4.50% from 3.25%. In January, the Fed acknowledged the economy's strength as well as potential inflationary pressure from high energy prices, and suggested "some further policy firming may be needed."

The 10-year Treasury note fluctuated considerably over the past six months, but overall its yield increased from 4.28% at the beginning of the period to 4.53% on January 31, 2006. The yield on the 30-year Treasury rose from 4.47% to 4.68% during the same time. As short-term interest rates rose more than intermediate- and long-term rates, the spread between the yield of short-term and long-term rates narrowed and the yield curve flattened.

INVESTMENT STRATEGY

We allocate our investments among the various types of debt securities available in the Fund's core investments, based on our assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. We use a top-down/bottom-up selection process and rely on both internal and external research to identify individual securities. Our credit research process focuses on bottom-up credit selection that relies on our independent investment analysis to evaluate the issuer's creditworthiness. We consider a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                           Semiannual Report | 9

PORTFOLIO BREAKDOWN
Fiduciary Core Plus Fixed Income Fund
Based on Total Investments as of 1/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

           Mortgage-Backed Securities                           32.6%
           Diversified Financial Services                       14.3%
           Foreign Government & Agency Securities                4.3%
           Consumer Finance                                      4.2%
           Commercial Banks                                      3.3%
           Capital Markets                                       3.1%
           Media                                                 2.9%
           Communications Equipment                              2.2%
           Oil, Gas & Consumable Fuels                           1.9%
           Electric Utilities                                    1.6%
           Commercial Services & Supplies                        1.6%
           Automobiles                                           1.4%
           Diversified Telecommunication Services                1.3%
           Airlines                                              1.2%
           Thrifts & Mortgage Finance                            1.2%
           Other                                                 3.3%
           Short-Term Investments                               19.6%

MANAGER'S DISCUSSION

One of the major factors aiding the Fund's performance versus the benchmark LB U.S. Aggregate Index over the past six months was our positioning along the yield curve. We expected the Fed to steadily raise interest rates as it sought to bring monetary policy to more neutral levels. Therefore, we believed that interest rates would continue to rise in the short end of the yield curve. Typically, when the Fed is in tightening mode, it is due to an increase in inflation or inflationary expectations, resulting in higher interest rates across the yield curve. However, it was our opinion that the recent tightening cycle was driven more by the Fed's objective of eliminating the highly accommodative monetary policy afforded by historically low interest rates. Rates reached these low levels to ward off possible deflation that was feared after the bursting equity bubble in 2000. Although the Fed raised short-term rates throughout the reporting period, the 10-year U.S. Treasury yield ended the period close to where it stood when the Fed began its tightening cycle in June 2004.

Our yield curve strategy since July 2005 entailed positioning the portfolio for a flattening curve, and we maintained this positioning throughout the reporting period. This was beneficial to our overall results, as the yield curve indeed flattened significantly through period-end. As it did, the yield on the 2-year U.S. Treasury note increased 52 basis points (100 basis points equal one percentage point) to 4.54%, while the yield on the 30-year Treasury bond rose 21 basis points to 4.68% on January 31, 2006. In addition to benign inflationary expectations, other factors contributed to the low interest rate levels on the long end of the yield curve. These included strong demand from foreign investors, mainly Asian central banks, as well as growing demand from pension funds that had come under increasing pressure to purchase longer-dated bonds to more closely match the durations of their assets and liabilities.

The Fund's duration was less than that of the benchmark index for roughly the first half of the reporting period, before we moved to a more neutral position as rates peaked in early November. Our duration strategy had mixed results on Fund performance. Initially, it was beneficial as 10-year Treasury rates rose in late summer 2005; however, a subsequent bond rally caused the Fund's duration positioning to detract from performance.

Another strategy that significantly added to the Fund's higher return versus the index was our positioning in various emerging countries such as Poland, Mexico and Indonesia. Poland benefited from an increase in foreign direct investment and improving credit fundamentals. Our position in Mexican bonds benefited from declining long-term yields, as well as the peso's appreciation versus the U.S. dollar. Mexico's central bank, Banco de Mexico, has been bringing inflation


10 | Semiannual Report
down and thus raising its credibility among market participants. This, combined with the fact that Mexico has substantial oil reserves, led us to take a position in longer-term bonds and a corresponding weight in the currency. We sold our Mexican, Polish and Indonesian holdings by period-end. Other foreign currency exposures for the Fund proved less favorable. For example, our exposure to the Japanese yen detracted from the Fund's performance. We had anticipated that Asian currencies would appreciate versus the U.S. dollar because of the U.S.'s large, structural trade imbalances. However, during the six months under review currency markets were largely influenced by interest rate differentials, leading to U.S. dollar strength. Market participants favored the higher rates found domestically over the low rates offered in the world's other major bond markets, particularly Japan's.

We thank you for your continued participation and look forward to serving your investment needs.

[PHOTO OMITTED]     /s/ Michael Materasso

                    Michael Materasso
                    Vice President of Fiduciary International, Inc. (Fiduciary) Executive Vice President of Fiduciary Trust Company International (Fiduciary Trust)

[PHOTO OMITTED]     /s/ Warren Keyser

                    Warren Keyser
                    Vice President of Fiduciary
                    Senior Vice President of Fiduciary Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Fiduciary Core Plus Fixed Income Fund
As of 1/31/06

-------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                                   INVESTMENTS
-------------------------------------------------------------------------------
FNMA                                                                      18.8%
   MORTGAGE-BACKED SECURITIES
-------------------------------------------------------------------------------
FHLMC                                                                     13.8%
   MORTGAGE-BACKED SECURITIES
-------------------------------------------------------------------------------
SLM Student Loan Trust                                                     6.1%
   DIVERSIFIED FINANCIAL SERVICES
-------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust                                        1.9%
   COMMERCIAL BANKS
-------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust                                    1.7%
   DIVERSIFIED FINANCIAL SERVICES
-------------------------------------------------------------------------------
Fleet Credit Card Master Trust II                                          1.7%
   DIVERSIFIED FINANCIAL SERVICES
-------------------------------------------------------------------------------
American Express Credit Account Master Trust                               1.6%
   CONSUMER FINANCE
-------------------------------------------------------------------------------
Centaur Funding Corp.                                                      1.5%
   COMMUNICATIONS EQUIPMENT
-------------------------------------------------------------------------------
General Electric Capital Corp.                                             1.5%
   DIVERSIFIED FINANCIAL SERVICES
-------------------------------------------------------------------------------
Government of Russia                                                       1.5%
   FOREIGN GOVERNMENT & AGENCY SECURITIES
-------------------------------------------------------------------------------


                                                          Semiannual Report | 11

PERFORMANCE SUMMARY AS OF 1/31/06

FIDUCIARY CORE PLUS FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

--------------------------------------------------------------------------------
SYMBOL: FCPFX                               CHANGE    1/31/06     7/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       -$ 0.09   $ 10.37     $ 10.46
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/05-1/31/06)
--------------------------------------------------------------------------------
Dividend Income                  $ 0.2618
--------------------------------------------------------------------------------
Short-term Capital Gain          $ 0.0017
--------------------------------------------------------------------------------
Long-term Capital Gain           $ 0.0008
                                 --------
--------------------------------------------------------------------------------
   TOTAL                         $ 0.2643
--------------------------------------------------------------------------------

PERFORMANCE 1

--------------------------------------------------------------------------------
                                         6-MONTH    1-YEAR    INCEPTION (8/4/03)
--------------------------------------------------------------------------------
Cumulative Total Return 2                  +1.70%    +3.36%        +15.09%
--------------------------------------------------------------------------------
Average Annual Total Return 3              +1.70%    +3.36%         +5.80%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $10,170   $10,336        $11,509
--------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/05) 5                  +3.65%         +5.88%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

ENDNOTES

INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


12 | Semiannual Report

YOUR FUND'S EXPENSES

FIDUCIARY CORE PLUS FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 8/1/05      VALUE 1/31/06   PERIOD* 8/1/05-1/31/06
------------------------------------------------------------------------------------------------------
Actual                                         $  1,000          $ 1,017.00            $ 2.19
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $  1,000          $ 1,023.04            $ 2.19
------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Semiannual Report

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

FIDUCIARY CORE FIXED INCOME FUND

                                                                                      ----------------------------------------------
                                                                                       SIX MONTHS ENDED             YEAR ENDED
                                                                                       JANUARY 31, 2006              JULY 31,
                                                                                         (UNAUDITED)             2005       2004 e
                                                                                      ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............................................   $           10.00      $   9.97   $  10.00
                                                                                      ----------------------------------------------
Income from investment operations:

   Net investment income a  .......................................................                0.20          0.32       0.26

   Net realized and unrealized gains (losses) .....................................               (0.10)         0.19       0.13
                                                                                      ----------------------------------------------
Total from investment operations ..................................................                0.10          0.51       0.39
                                                                                      ----------------------------------------------
Less distributions from:

   Net investment income ..........................................................               (0.23)        (0.45)     (0.39)

   Net realized gains .............................................................                  --         (0.03)     (0.03)
                                                                                      ----------------------------------------------
Total distributions ...............................................................               (0.23)        (0.48)     (0.42)
                                                                                      ----------------------------------------------
Net asset value, end of period ....................................................   $            9.87      $  10.00   $   9.97
                                                                                      ==============================================

Total return b ....................................................................                1.01%         5.13%      3.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................................................   $          26,294      $ 26,720   $ 17,543

Ratios to average net assets:

   Expenses .......................................................................                0.68% d       0.72%      0.99% d

   Expenses net of waiver and payments by affiliate and expense reduction .........                0.45% d       0.45%      0.45% d

   Net investment income ..........................................................                4.05% d       3.19%      2.76% d

Portfolio turnover rate ...........................................................              280.33%       473.05%    459.82%

Portfolio turnover rate excluding mortgage dollar rolls c  ........................              123.93%       254.13%    259.85%

a     Based on average daily shares outstanding.

b     Total return is not annualized for periods less than one year.

c     See Note 1(e) regarding mortgage dollar rolls.

d     Annualized.

e     For the period August 29, 2003 (commencement of operations) to July 31,
      2004.


                     Semiannual Report | See notes to financial statements. | 15

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JANUARY 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
     FIDUCIARY CORE FIXED INCOME FUND                                                COUNTRY      PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 111.6%
     CORPORATE BONDS 23.3%
     AEROSPACE & DEFENSE 0.4%
     BF Goodrich Corp., 6.80%, 2/01/18 ........................................   United States       $   105,000      $    112,715
                                                                                                                       -------------
     CAPITAL MARKETS 1.9%
     Goldman Sachs Group Inc., 6.345%, 2/15/34 ................................   United States           240,000           249,647
     Morgan Stanley, sub. note, 4.75%, 4/01/14 ................................   United States           260,000           247,821
                                                                                                                       -------------
                                                                                                                            497,468
                                                                                                                       -------------
     COMMERCIAL BANKS 2.5%
   a BNP Paribas, sub. note, 144A, 5.186%, Perpetual ..........................       France              265,000           255,099
     Wachovia Capital Trust I, 5.80%, Perpetual ...............................   United States           400,000           401,249
                                                                                                                       -------------
                                                                                                                            656,348
                                                                                                                       -------------
     COMMERCIAL SERVICES & SUPPLIES 0.9%
     R. R. Donnelley & Sons Co., 5.50%, 5/15/15 ...............................   United States           255,000           243,642
                                                                                                                       -------------
     CONSUMER FINANCE 1.0%
     Residential Capital Corp., senior note, 6.375%, 6/30/10 ..................   United States           265,000           271,902
                                                                                                                       -------------
     DIVERSIFIED FINANCIAL SERVICES 5.2%
     Core Investment Grade Bond Trust I, Pass-Through Certificates,
        2002-1, 4.659%, 11/30/07 ..............................................   United States           797,470           786,995
   b General Electric Capital Corp., FRN, 4.48%, 3/04/08 ......................   United States           345,000           345,317
     HSBC Capital Funding LP, 4.61%, Perpetual ................................  Jersey Islands           255,000           240,062
                                                                                                                       -------------
                                                                                                                          1,372,374
                                                                                                                       -------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 3.0%
     Ameritech Capital Funding Corp., 6.25%, 5/18/09 ..........................   United States           250,000           256,298
     Hutchison Whampoa International Ltd., senior note, Reg S, 6.50%,
        2/13/13 ...............................................................     Hong Kong             250,000           264,125
     Sprint Capital Corp., 6.90%, 5/01/19 .....................................   United States           240,000           263,815
                                                                                                                       -------------
                                                                                                                            784,238
                                                                                                                       -------------
     ELECTRIC UTILITIES 0.5%
     Exelon Corp., 4.90%, 6/15/15 .............................................   United States           125,000           118,996
                                                                                                                       -------------
     INSURANCE 0.9%
     St. Paul Travelers Co. Inc., senior note, 5.50%, 12/01/15 ................   United States           115,000           115,395
     Transatlantic Holdings Inc., senior note, 5.75%, 12/14/15 ................   United States           115,000           116,241
                                                                                                                       -------------
                                                                                                                            231,636
                                                                                                                       -------------
     INTERNET & CATALOG RETAIL 0.9%
     Interactive Corp., 7.00%, 1/15/13 ........................................   United States           225,000           233,697
                                                                                                                       -------------
     MACHINERY 0.2%
     Harsco Corp., senior note, 5.125%, 9/15/13 ...............................   United States            40,000            39,675
                                                                                                                       -------------
     MEDIA 2.8%
     Cox Communications Inc., 7.125%, 10/01/12 ................................   United States           235,000           250,442
   a News America Inc., 144A, 6.40%, 12/15/35 .................................   United States           250,000           249,775
     TCI Communications Inc., senior note, 8.75%, 8/01/15 .....................   United States           205,000           245,934
                                                                                                                       -------------
                                                                                                                            746,151
                                                                                                                       -------------


16 | Semiannual Report

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
     FIDUCIARY CORE FIXED INCOME FUND                                                COUNTRY      PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     CORPORATE BONDS (CONT.)
     METALS & MINING 0.5%
     Glencore Funding LLC, Reg S, 6.00%, 4/15/14 ..............................    Switzerland        $   140,000      $    133,037
                                                                                                                       -------------
     OIL, GAS & CONSUMABLE FUELS 1.6%
   a Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 ..............   United States           410,000           405,206
                                                                                                                       -------------
     REAL ESTATE 1.0%
     Simon Property Group LP, 5.10%, 6/15/15 ..................................   United States           280,000           270,711
                                                                                                                       -------------
     TOTAL CORPORATE BONDS (COST $6,181,686) ..................................                                           6,117,796
                                                                                                                       -------------
     MORTGAGE-BACKED SECURITIES 47.1%
     FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 20.1%
   d FHLMC 30 Year, 5.50% 3/01/33 .............................................   United States         5,336,000         5,275,970
                                                                                                                       -------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 27.0%
   d FNMA 30 Year, 5.00%, 2/01/34, ............................................   United States         2,974,000         2,873,627
   d FNMA 30 Year, 6.00%, 2/01/30, ............................................   United States         4,189,000         4,230,890
                                                                                                                       -------------
                                                                                                                          7,104,517
                                                                                                                       -------------
     TOTAL MORTGAGE-BACKED SECURITIES (COST $12,410,073) ......................                                          12,380,487
                                                                                                                       -------------
     ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 30.9%
     AIRLINES 0.6%
     Delta Air Lines Inc., senior note, 6.718%, 7/02/24 .......................   United States           154,796           155,757
                                                                                                                       -------------
     CAPITAL MARKETS 1.3%
   b Granite Master Issuer PLC, 2005-2, A1, FRN, 4.53%, 6/20/30 ...............   United States           330,732           330,732
                                                                                                                       -------------
     COMMERCIAL BANKS 2.2%
   b Citibank Credit Card Issuance Trust, 2003-A9, A9, FRN, 4.45%, 11/22/10 ...   United States           575,000           576,392
                                                                                                                       -------------
     COMMERCIAL SERVICES & SUPPLIES 1.0%
   b Banc of America Commercial Mortgage Inc., 2005-5, D, FRN, 5.229%,
        10/10/45 ..............................................................   United States           269,000           263,515
                                                                                                                       -------------
     CONSUMER FINANCE 10.6%
   b American Express Credit Account Master Trust, 2003-3, A, FRN, 4.58%,
        11/15/10 ..............................................................   United States           700,000           701,983
   b Ameriquest Mortgage Securities Inc., 2005-R8, A2A, FRN, 4.64%,
        10/25/35 ..............................................................   United States           410,521           410,847
   b Chase Issuance Trust, 2005-A1, A1, FRN, 4.48%, 12/15/10 ..................   United States           571,000           571,452
     Citigroup/Deutsche Bank Commercial Mortgage, 2005-C1, E, 5.224%,
        9/15/20  ..............................................................   United States           176,000           173,143
     LB-UBS Commercial Mortgage Trust,
           2005-C2, A3, 4.912%, 4/15/30 .......................................   United States           700,000           692,309
           2005-C7, E, 5.35%, 11/15/40 ........................................   United States           125,000           123,373
           2005-C7, F, 5.35%, 11/15/40 ........................................   United States           125,000           123,190
                                                                                                                       -------------
                                                                                                                          2,796,297
                                                                                                                       -------------


                                                          Semiannual Report | 17

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
     FIDUCIARY CORE FIXED INCOME FUND                                                COUNTRY      PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONT.)
     DIVERSIFIED FINANCIAL SERVICES 10.6%
     Greenwich Capital Commercial Funding Corp., 2005-GG5, D, 5.369%,
        4/10/37 ...............................................................   United States       $   249,000      $    246,306
   b Permanent Financing PLC, 7, 2A, FRN, 4.52%, 9/10/14 ......................   United States           250,000           249,685
   b Popular ABS Mortgage Pass-Through Trust, 2006-A, A1, FRN, 4.56%,
        2/20/49 ...............................................................   United States           661,000           661,000
   b SLM Student Loan Trust,
           2004-2, A2, FRN, 4.643%, 4/25/13 ...................................   United States           641,999           642,242
           2004-9, A2, FRN, 4.643%, 10/25/12 ..................................   United States            73,236            73,121
           2005-4, A1, FRN, 4.633%, 10/26/15 ..................................   United States           257,083           257,193
           2006-1, A2, FRN, 4.64%, 1/25/15 ....................................   United States           661,000           660,587
                                                                                                                       -------------
                                                                                                                          2,790,134
                                                                                                                       -------------
     OIL, GAS & CONSUMABLE FUELS 1.5%
     Gazprom International SA, senior note,
      a 144A, 7.201%, 2/01/20 .................................................      Russia               320,000           341,000
        Reg S, 7.201%, 2/01/20 ................................................      Russia                55,000            58,597
                                                                                                                       -------------
                                                                                                                            399,597
                                                                                                                       -------------
     THRIFTS & MORTGAGE FINANCE 3.1%
 a,b Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN, 4.98%,
        9/25/34 ...............................................................   United States            63,256            63,507
     CS First Boston Mortgage Securities Corp.,
           2004-1, 5A1, 5.50%, 2/25/19 ........................................   United States            33,727            33,567
           2005-C4, A2, 5.017%, 8/15/38 .......................................   United States           529,000           525,662
   b Washington Mutual Inc., 2004-AR2, A, FRN, 4.878%, 4/25/44 ................   United States           197,100           198,180
                                                                                                                       -------------
                                                                                                                            820,916
                                                                                                                       -------------
     TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
        SECURITIES (COST $8,143,434) ..........................................                                           8,133,340
     FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $447,959) 1.8%                                                     -------------
     Government of Russia, Reg S, 12.75%, 6/24/28 .............................      Russia               269,000           487,226
                                                                                                                       -------------
     U.S. GOVERNMENT AND AGENCY SECURITIES 6.3%
     U.S. Treasury Bond,
           7.25%, 8/15/22 .....................................................   United States           260,000           334,161
           5.375%, 2/15/31 ....................................................   United States           712,000           784,034
     U.S. Treasury Note,
           4.00%, 8/31/07 .....................................................   United States           331,000           328,376
           4.25%, 8/15/15 .....................................................   United States           205,000           200,404
                                                                                                                       -------------
     TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $1,641,356) ............                                           1,646,975
                                                                                                                       -------------


18 | Semiannual Report

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
     FIDUCIARY CORE FIXED INCOME FUND                                                COUNTRY             SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     PREFERRED STOCK (COST $570,273) 2.2%
     COMMUNICATIONS EQUIPMENT 2.2%
   a Centaur Funding Corp., 9.08%, pfd., B, 144A ..............................   United States               448      $    576,100
                                                                                                                       -------------
     TOTAL LONG TERM INVESTMENTS (COST $29,394,781) ...........................                                          29,341,924
                                                                                                                       -------------

                                                                                                  -------------------
                                                                                                  PRINCIPAL AMOUNT c
                                                                                                  -------------------
     SHORT TERM INVESTMENTS 36.8%
     U.S. GOVERNMENT AND AGENCY SECURITIES (COST $4,986,456) 19.0%
   e FNMA, 2/24/06 ............................................................   United States       $ 5,000,000         4,986,185
                                                                                                                       -------------
     TOTAL INVESTMENTS BEFORE MONEY FUND (COST $34,381,237) ...................                                          34,328,109
                                                                                                                       -------------

                                                                                                  -------------------
                                                                                                         SHARES
                                                                                                  -------------------
     MONEY FUND (COST $4,680,910) 17.8%
   f Franklin Institutional Fiduciary Trust Money Market Portfolio ............   United States         4,680,910         4,680,910
                                                                                                                       -------------
     TOTAL INVESTMENTS (COST $39,062,147) 148.4% ..............................                                          39,009,019
     OTHER ASSETS, LESS LIABILITIES (48.4)% ...................................                                         (12,714,940)
                                                                                                                       -------------
     NET ASSETS 100.0% ........................................................                                        $ 26,294,079
                                                                                                                       =============

See Selected Portfolio Abbreviations on page 26.

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2006, the value of these securities was $1,890,687, representing 7.19% of net assets.

b     The coupon rate shown represents the rate at period end.

c     The principal amount is stated in U.S. dollars unless otherwise indicated.

d     See Note 1(c) regarding securities purchased on a to-be-announced basis.

e     The security is traded on a discount basis with no stated coupon rate.

f See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 19

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

FIDUCIARY CORE PLUS FIXED INCOME FUND

                                                                               ----------------------------------------
                                                                               SIX MONTHS ENDED       YEAR ENDED
                                                                               JANUARY 31, 2006         JULY 31,
                                                                                 (UNAUDITED)         2005      2004 f
                                                                               ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................................       $ 10.46        $ 10.32   $ 10.00
                                                                               ----------------------------------------
Income from investment operations:

   Net investment income a  ................................................          0.22           0.36      0.28

   Net realized and unrealized gains (losses) ..............................         (0.05)          0.23      0.41
                                                                               ----------------------------------------
Total from investment operations ...........................................          0.17           0.59      0.69
                                                                               ----------------------------------------
Less distributions from:

   Net investment income ...................................................         (0.26)         (0.45)    (0.30)

   Net realized gains ......................................................            -- d           --     (0.07)
                                                                               ----------------------------------------
Total distributions ........................................................         (0.26)         (0.45)    (0.37)
                                                                               ----------------------------------------
Net asset value, end of period .............................................       $ 10.37        $ 10.46   $ 10.32
                                                                               ========================================

Total return b  ............................................................          1.70%          5.80%     6.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................................       $97,829        $96,823   $54,132

Ratios to average net assets:

   Expenses ................................................................          0.54% e        0.58%     0.84% e

   Expenses net of waiver and payments by affiliate and expense reduction ..          0.43% e        0.43%     0.43% e

   Net investment income ...................................................          4.22% e        3.44%     2.76% e

Portfolio turnover rate ....................................................        275.98%        465.89%   426.29%

Portfolio turnover rate excluding mortgage dollar rolls c  .................        133.78%        244.29%   222.53%

a     Based on average daily shares outstanding.

b     Total return is not annualized for periods less than one year.

c     See Note 1(e) regarding mortgage dollar rolls.

d     Includes distributions of net realized gains in the amount of $0.0025.

e     Annualized.

f     For the period August 4, 2003 (commencement of operations) to July 31,
      2004.


20 | See notes to financial statements. | Semiannual Report

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JANUARY 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
     FIDUCIARY CORE PLUS FIXED INCOME FUND                                              COUNTRY     PRINCIPAL AMOUNT c     VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 116.8%
     CORPORATE BONDS 28.3%
     AEROSPACE & DEFENSE 0.6%
     BF Goodrich Corp., 6.80%, 2/01/18 ..........................................    United States         450,000      $   483,063
     L-3 Communications Corp., senior sub. note, 6.375%, 10/15/15 ...............    United States         115,000          115,000
                                                                                                                        ------------
                                                                                                                            598,063
                                                                                                                        ------------
     AIRLINES 1.1%
   a Continental Airlines Inc., FRN, 5.347%, 12/06/07 ...........................    United States       1,120,000        1,123,466
                                                                                                                        ------------
     AUTOMOBILES 2.1%
     Ford Motor Credit Co.,
        5.70%, 1/15/10 ..........................................................    United States         260,000          230,168
        7.875%, 6/15/10 .........................................................    United States         275,000          259,002
        8.625%, 11/01/10 ........................................................    United States         500,000          481,779
     General Motors Acceptance Corp.,
        7.00%, 2/01/12 ..........................................................    United States         575,000          548,170
        6.75%, 12/01/14 .........................................................    United States         530,000          503,119
                                                                                                                        ------------
                                                                                                                          2,022,238
                                                                                                                        ------------
     CAPITAL MARKETS 2.9%
     Aries Vermogen, Reg S, 9.60%, 10/25/14 .....................................       Russia             750,000          959,996
     Goldman Sachs Group Inc., 6.345%, 2/15/34 ..................................    United States         930,000          967,381
     Morgan Stanley, sub. note, 4.75%, 4/01/14 ..................................    United States         965,000          919,798
                                                                                                                        ------------
                                                                                                                          2,847,175
                                                                                                                        ------------
     COMMERCIAL BANKS 2.0%
   b BNP Paribas, sub. note, 144A, 5.186%, Perpetual ............................       France           1,985,000        1,910,836
                                                                                                                        ------------
     COMMERCIAL SERVICES & SUPPLIES 1.2%
     Corrections Corp. of America, senior note, 7.50%, 5/01/11 ..................    United States         215,000          222,794
     R. R. Donnelley & Sons Co., 5.50%, 5/15/15 .................................    United States       1,010,000          965,013
                                                                                                                        ------------
                                                                                                                          1,187,807
                                                                                                                        ------------
     COMMUNICATIONS EQUIPMENT 1.0%
     Telecom Italia Capital, 6.375%, 11/15/33 ...................................     Luxembourg           960,000          951,734
                                                                                                                        ------------
     DIVERSIFIED FINANCIAL SERVICES 4.5%
     Core Investment Grade Bond Trust I, Pass-Through Certificates, 2002-1,
        4.659%, 11/30/07 ........................................................    United States       1,226,668        1,210,556
   a General Electric Capital Corp., FRN,
        4.627%, 9/18/06 .........................................................    United States         120,000          120,140
        4.48%, 3/04/08 ..........................................................    United States       2,040,000        2,041,875
     HSBC Capital Funding LP, 4.61%, Perpetual ..................................   Jersey Islands       1,085,000        1,021,437
                                                                                                                        ------------
                                                                                                                          4,394,008
                                                                                                                        ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 2.0%
     Hutchison Whampoa International Ltd., senior  note, Reg S, 6.50%,
        2/13/13 .................................................................      Hong Kong           900,000          950,850
     Sprint Capital Corp., 6.90%, 5/01/19 .......................................    United States         870,000          956,328
                                                                                                                        ------------
                                                                                                                          1,907,178
                                                                                                                        ------------


                                                          Semiannual Report | 21

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
     FIDUCIARY CORE PLUS FIXED INCOME FUND                                            COUNTRY      PRINCIPAL AMOUNT c     VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     CORPORATE BONDS (CONT.)
     ELECTRIC UTILITIES 2.3%
     Consumers Energy Co., C, 4.25%, 4/15/08 ....................................   United States         985,000      $    965,258
     Elektrownia Turow BV, 9.75%, 3/14/11 .......................................    Netherlands          545,000 EUR       760,392
     Exelon Corp., 4.90%, 6/15/15 ...............................................   United States         540,000           514,063
                                                                                                                       -------------
                                                                                                                          2,239,713
                                                                                                                       -------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 0.2%
     Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ...........     Singapore           225,000           227,813
                                                                                                                       -------------
     ENERGY EQUIPMENT & SERVICES 0.2%
     Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11 .........   United States         210,000           222,338
                                                                                                                       -------------
     FOOD & STAPLES RETAILING 0.4%
     Stater Brothers Holdings Inc., senior note, 8.125%, 6/15/12 ................   United States         415,000           415,000
                                                                                                                       -------------
     FOOD PRODUCTS 0.2%
     Smithfield Foods Inc., senior note, 7.75%, 5/15/13 .........................   United States         190,000           200,688
                                                                                                                       -------------
     HOTELS RESTAURANTS & LEISURE 0.7%
     Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ........................   United States         220,000           217,250
     Host Marriott LP, senior note, K, 7.125%, 11/01/13 .........................   United States         195,000           201,581
     Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ....................   United States         305,000           311,482
                                                                                                                       -------------
                                                                                                                            730,313
                                                                                                                       -------------
     INSURANCE 0.5%
     Transatlantic Holdings Inc., senior note, 5.75%, 12/14/15 ..................   United States         480,000           485,182
                                                                                                                       -------------
     MACHINERY 0.2%
     Case New Holland Inc., senior note, 9.25%, 8/01/11 .........................   United States         160,000           172,000
                                                                                                                       -------------
     MEDIA 4.1%
     Cox Communications Inc., 7.125%, 10/01/12 ..................................   United States         895,000           953,812
     Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ......................   United States         200,000           221,750
     DIRECTV Holdings LLC, senior note, 6.375%, 6/15/15 .........................   United States         240,000           236,400
     Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ........................   United States         200,000           207,500
     LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .....................   United States         275,000           261,250
   b News America Inc., 144A, 6.40%, 12/15/35 ...................................   United States       1,070,000         1,069,037
     TCI Communications Inc., senior note, 8.75%, 8/01/15 .......................   United States         910,000         1,091,707
                                                                                                                       -------------
                                                                                                                          4,041,456
                                                                                                                       -------------
     METALS & MINING 0.6%
     Glencore Funding LLC, Reg S, 6.00%, 4/15/14 ................................    Switzerland          600,000           570,158
                                                                                                                       -------------
     OIL, GAS & CONSUMABLE FUELS 1.2%
     Chesapeake Energy Corp., senior note, 6.375%, 6/15/15 ......................   United States         255,000           255,637
   b Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 ................   United States         950,000           938,893
                                                                                                                       -------------
                                                                                                                          1,194,530
                                                                                                                       -------------
     WIRELESS TELECOMMUNICATION SERVICES 0.3%
     Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12 .................      Canada             245,000           260,313
                                                                                                                       -------------
     TOTAL CORPORATE BONDS (COST $27,903,860) ...................................                                        27,702,009
                                                                                                                       -------------
     MORTGAGE-BACKED SECURITIES 47.4%
     FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 20.0%
   d FHLMC 30 Year, 5.50% 3/01/33 ...............................................   United States      19,787,000        19,564,396
                                                                                                                       -------------


22 | Semiannual Report

FRANKLIN GLOBAL TRUST

----------------------------------------------------------------------------------------------------------------------------
     FIDUCIARY CORE PLUS FIXED INCOME FUND                                      COUNTRY     PRINCIPAL AMOUNT c     VALUE
----------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     MORTGAGE-BACKED SECURITIES (CONT.)
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 27.4%
   d FNMA 30 Year, 5.00%, 2/01/34 .......................................     United States      11,031,000     $10,658,704
   d FNMA 30 Year, 6.00%, 2/01/30 .......................................     United States      15,536,000      15,691,360
     FNMA 30 Year, 6.50%, 10/01/34 ......................................     United States         433,230         444,327
                                                                                                                ------------
                                                                                                                 26,794,391
                                                                                                                ------------
     TOTAL MORTGAGE-BACKED SECURITIES (COST $46,480,029) ................                                        46,358,787
                                                                                                                ------------
     ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
     31.7%
     AIRLINES 0.6%
     Delta Air Lines Inc., senior note, 6.718%, 7/02/24 .................     United States         537,915         541,256
                                                                                                                ------------
     CAPITAL MARKETS 1.6%
   a Granite Master Issuer PLC, 2005-2, A1, FRN, 4.53%, 6/20/30 .........     United States       1,559,166       1,559,166
                                                                                                                ------------
     COMMERCIAL BANKS 2.8%
   a Citibank Credit Card Issuance Trust, 2003-A9, A9, FRN, 4.45%,
        11/22/10 ........................................................     United States       2,700,000       2,706,538
                                                                                                               -------------
     COMMERCIAL SERVICES & SUPPLIES 1.0%
   a Banc of America Commercial Mortgage Inc., 2005-5, D, FRN, 5.229%,
        10/10/45 ........................................................     United States       1,051,000       1,029,567
                                                                                                               -------------
     CONSUMER FINANCE 6.1%
   a American Express Credit Account Master Trust, 2003-3, A, FRN, 4.58%,
        11/15/10 ........................................................     United States       2,300,000       2,306,515
   a Ameriquest Mortgage Securities Inc., 2005-R8, A2A, FRN, 4.64%,
        10/25/35 ........................................................     United States       1,592,209       1,593,472
     Citigroup/Deutsche Bank Commercial Mortgage, 2005-C1, E, 5.224%,
        9/15/20 .........................................................     United States         730,000         718,151
     LB-UBS Commercial Mortgage Trust, 2005-C7,
           E, 5.35%, 11/15/40 ...........................................     United States         679,000         670,161
           F, 5.35%, 11/15/40 ...........................................     United States         679,000         669,167
                                                                                                                ------------
                                                                                                                  5,957,466
                                                                                                                ------------
     DIVERSIFIED FINANCIAL SERVICES 16.3%
   a Fleet Credit Card Master Trust II, 2002-B, A, FRN, 4.61%, 4/15/10 ..     United States       2,430,000       2,436,243
     Greenwich Capital Commercial Funding Corp., 2005-GG5, D, 5.369%,
        4/10/37 .........................................................     United States       1,032,000       1,020,835
   a Permanent Financing PLC, 7, 2A, FRN, 4.52%, 9/10/14 ................     United States       1,470,000       1,468,149
   a Popular ABS Mortgage Pass-Through Trust, 2006-A, A1, FRN, 4.56%,
        2/20/49 .........................................................     United States       2,452,000       2,452,000
   a SLM Student Loan Trust,
           2002-3, A4, FRN, 4.763%, 10/25/16 ............................     United States         506,149         509,021
           2004-2, A2, FRN, 4.643%, 4/25/13 .............................     United States       3,574,025       3,575,376
           2004-9, A2, FRN, 4.643%, 10/25/12 ............................     United States          97,649          97,494
           2005-4, A1, FRN, 4.633%, 10/26/15 ............................     United States       1,977,822       1,978,670
           2006-1, A2, FRN, 4.64%, 1/25/15 ..............................     United States       2,452,000       2,450,467
                                                                                                                ------------
                                                                                                                 15,988,255
                                                                                                                ------------


                                                          Semiannual Report | 23

FRANKLIN GLOBAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
     FIDUCIARY CORE PLUS FIXED INCOME FUND                                           COUNTRY       PRINCIPAL AMOUNT c      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONT.)
     OIL, GAS & CONSUMABLE FUELS 1.6%
     Gazprom International SA, senior note,
       b 144A, 7.201%, 2/01/20 .................................................     Russia             510,000        $   543,469
         Reg S, 7.201%, 2/01/20 ................................................     Russia             955,000          1,017,457
                                                                                                                       ------------
                                                                                                                         1,560,926
                                                                                                                       ------------
     THRIFTS & MORTGAGE FINANCE 1.7%
 a,b Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN,
        4.98%, 9/25/34 .........................................................  United States          31,628             31,754
     Master Alternative Loans Trust,
           2003-3, 1A1, 6.50%, 5/25/33 .........................................  United States         119,260            119,570
           2003-7, 6A1, 6.50%, 12/25/33 ........................................  United States         209,473            210,624
   a Washington Mutual Inc., 2004-AR2, A, FRN, 4.878%, 4/25/44  ................  United States       1,291,526          1,298,603
                                                                                                                       ------------
                                                                                                                         1,660,551
                                                                                                                       ------------
     TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
        (COST $31,053,741) .....................................................                                        31,003,725
                                                                                                                       ------------
     FOREIGN GOVERNMENT AND AGENCY SECURITIES 6.3%
     Government of Germany, 2.75%, 12/14/07 ....................................     Germany            874,000 EUR      1,058,638
     Government of Peru, 7.35%, 7/21/25 ........................................      Peru              970,000          1,006,375
     Government of Russia, Reg S, 12.75%, 6/24/28 ..............................     Russia           1,167,000          2,113,729
     Government of Singapore, 2.625%, 4/01/10 ..................................    Singapore         3,250,000 SGD      1,964,522
                                                                                                                       ------------
     TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
        (COST $5,978,827) ......................................................                                         6,143,264
                                                                                                                       ------------
     U.S. GOVERNMENT AND AGENCY SECURITIES
     (COST $899,388) 0.9%
     U.S. Treasury Bond, 5.375%, 2/15/31 .......................................  United States         836,000            920,580
                                                                                                                       ------------

                                                                                                   ----------------
                                                                                                        SHARES
                                                                                                   ----------------
     PREFERRED STOCK (COST $2,169,137) 2.2%
     COMMUNICATIONS EQUIPMENT 2.2%
   b Centaur Funding Corp., 9.08%, pfd., B, 144A ...............................  United States           1,683          2,164,233
                                                                                                                       ------------
     TOTAL LONG TERM INVESTMENTS (COST $114,484,982) ...........................                                       114,292,598
                                                                                                                       ------------


24 | Semiannual Report

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
     FIDUCIARY CORE PLUS FIXED INCOME FUND                                              COUNTRY    PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS 28.5%
     U.S. GOVERNMENT AND AGENCY SECURITIES (COST $9,972,911) 10.2%
   e FNMA, 2/24/06 ..............................................................    United States       10,000,000    $  9,972,370
                                                                                                                       -------------

     TOTAL INVESTMENTS BEFORE MONEY FUND
        (COST $124,457,893) .....................................................                                       124,264,968
                                                                                                                       -------------

                                                                                                       ------------
                                                                                                          SHARES
                                                                                                       ------------
     MONEY FUND (COST $17,913,395) 18.3%
   f Franklin Institutional Fiduciary Trust Money Market Portfolio ..............    United States       17,913,395      17,913,395
                                                                                                                       -------------
     TOTAL INVESTMENTS (COST $142,371,288) 145.3% ...............................                                       142,178,363
     OTHER ASSETS, LESS LIABILITIES (45.3)% .....................................                                       (44,349,285)
                                                                                                                       -------------
     NET ASSETS 100.0% ..........................................................                                      $ 97,829,078
                                                                                                                       =============

CURRENCY ABBREVIATIONS:

EUR - Euro
SGD - Singapore Dollar

See Selected Portfolio Abbreviations on page 26.

a     The coupon rate shown represents the rate at period end.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2006, the value of these securities was $6,658,222, representing 6.81% of net assets.

c     The principal amount is stated in U.S. dollars unless otherwise indicated.

d     See Note 1(c) regarding securities purchased on a to-be-announced basis.

e     The security is traded on a discount basis with no stated coupon rate.

f See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 25

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JANUARY 31, 2006 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS:

FHLMC - Federal Home Loan Mortgage Corporation
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note


26 | See notes to financial statements. | Semiannual Report

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2006 (unaudited)

                                                                                   ---------------------------------
                                                                                     FIDUCIARY         FIDUCIARY
                                                                                     CORE FIXED      CORE PLUS FIXED
                                                                                     INCOME FUND       INCOME FUND
                                                                                   ---------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................................   $   34,381,237    $  124,457,893
      Cost - Sweep Money Fund (Note 7) .........................................        4,680,910        17,913,395
                                                                                   ---------------------------------
      Total cost of investments ................................................   $   39,062,147    $  142,371,288
                                                                                   =================================
      Value - Unaffiliated issuers .............................................   $   34,328,109    $  124,264,968
      Value - Sweep Money Fund (Note 7) ........................................        4,680,910        17,913,395
                                                                                   ---------------------------------
      Total value of investments ...............................................       39,009,019       142,178,363
   Receivables:
      Investment securities sold ...............................................        4,963,114        21,901,190
      Capital shares sold ......................................................               --             6,343
      Interest .................................................................          174,133           730,344
                                                                                   ---------------------------------
         Total assets ..........................................................       44,146,266       164,816,240
                                                                                   =================================
Liabilities:
   Payables:
      Investment securities purchased ..........................................       17,811,301        66,933,650
      Capital shares redeemed ..................................................           15,919                --
      Affiliates ...............................................................            2,694            29,121
   Accrued expenses and other liabilities ......................................           22,273            24,391
                                                                                   ---------------------------------
         Total liabilities .....................................................       17,852,187        66,987,162
                                                                                   ---------------------------------
            Net assets, at value ...............................................   $   26,294,079    $   97,829,078
                                                                                   =================================
Net assets consist of:
   Paid-in capital .............................................................   $   26,599,906    $   98,013,741
   Undistributed net investment income (distributions in excess of net
      investment income) .......................................................             (268)           43,276
   Net unrealized appreciation (depreciation) ..................................          (53,128)         (200,613)
   Accumulated net realized gain (loss) ........................................         (252,431)          (27,326)
                                                                                   ---------------------------------
            Net assets, at value ...............................................   $   26,294,079    $   97,829,078
                                                                                   =================================
Shares outstanding .............................................................        2,664,957         9,437,015
                                                                                   =================================
Net asset value and maximum offering price per share a  ........................   $         9.87    $        10.37
                                                                                   =================================

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 27

FRANKLIN GLOBAL TRUST

STATEMENTS OF OPERATIONS
for the six months ended January 31, 2006 (unaudited)

                                                                                   ---------------------------------
                                                                                   FIDUCIARY CORE    FIDUCIARY CORE
                                                                                    FIXED INCOME       PLUS FIXED
                                                                                        FUND           INCOME FUND
                                                                                   ---------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers .....................................................   $       23,391    $      109,219
      Sweep Money Fund (Note 7) ................................................           89,723           256,961
   Interest ....................................................................          472,206         2,037,053
                                                                                   ---------------------------------
         Total investment income ...............................................          585,320         2,403,233
                                                                                   ---------------------------------
Expenses:
   Management fees (Note 3a) ...................................................           33,167           134,045
   Administrative fees (Note 3b) ...............................................           26,035           103,363
   Transfer agent fees (Note 3c) ...............................................              128               444
   Custodian fees (Note 4) .....................................................              925             5,898
   Reports to shareholders .....................................................           11,735            14,250
   Registration and filing fees ................................................            6,839             9,160
   Professional fees ...........................................................            6,674             7,124
   Trustees' fees and expenses .................................................                9                39
   Other .......................................................................            2,857             3,801
                                                                                   ---------------------------------
         Total expenses ........................................................           88,369           278,124
         Expense reductions (Note 4) ...........................................              (18)             (586)
         Expenses waived/paid by affiliates (Note 3d) ..........................          (29,778)          (55,211)
                                                                                   ---------------------------------
            Net expenses .......................................................           58,573           222,327
                                                                                   ---------------------------------
               Net investment income ...........................................          526,747         2,180,906
                                                                                   ---------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................         (197,506)         (151,698)
      Foreign currency transactions ............................................               --           158,781
                                                                                   ---------------------------------
               Net realized gain (loss) ........................................         (197,506)            7,083
                                                                                   ---------------------------------
Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................          (81,874)         (495,318)
      Translation of assets and liabilities denominated in foreign currencies ..               --              (569)
                                                                                   ---------------------------------
               Net change in unrealized appreciation (depreciation) ............          (81,874)         (495,887)
                                                                                   ---------------------------------
Net realized and unrealized gain (loss) ........................................         (279,380)         (488,804)
                                                                                   ---------------------------------
Net increase (decrease) in net assets resulting from operations ................   $      247,367    $    1,692,102
                                                                                   =================================


28 | See notes to financial statements. | Semiannual Report

FRANKLIN GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  -----------------------------------------------------------------
                                                                          FIDUCIARY CORE                  FIDUCIARY CORE PLUS
                                                                         FIXED INCOME FUND                 FIXED INCOME FUND
                                                                  -----------------------------------------------------------------
                                                                  SIX MONTHS ENDED                 SIX MONTHS ENDED
                                                                  JANUARY 31, 2006    YEAR ENDED   JANUARY 31, 2006   YEAR ENDED
                                                                    (UNAUDITED)     JULY 31, 2005    (UNAUDITED)     JULY 31, 2005
                                                                  -----------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................   $        526,747  $     617,227  $      2,180,906  $   2,581,459
      Net realized gain (loss) from investments and foreign
         currency transactions ................................           (197,506)       251,823             7,083      1,285,488
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies ........            (81,874)        58,037          (495,887)       157,731
                                                                  -----------------------------------------------------------------
            Net increase (decrease) in net assets resulting
             from operations ..................................            247,367        927,087         1,692,102      4,024,678
                                                                  -----------------------------------------------------------------
Distributions to shareholders from:
      Net investment income ...................................           (579,869)      (818,857)       (2,660,983)    (3,204,428)
      Net realized gains ......................................                 --        (42,155)          (25,928)            --
                                                                  -----------------------------------------------------------------
   Total distributions to shareholders ........................           (579,869)      (861,012)       (2,686,911)    (3,204,428)
                                                                  -----------------------------------------------------------------
   Capital share transactions (Note 2) ........................            (93,469)     9,111,043         2,001,338     41,870,288
                                                                  -----------------------------------------------------------------
            Net increase (decrease) in net assets .............           (425,971)     9,177,118         1,006,529     42,690,538
Net assets:
   Beginning of period ........................................         26,720,050     17,542,932        96,822,549     54,132,011
                                                                  -----------------------------------------------------------------
   End of period ..............................................   $     26,294,079  $  26,720,050  $     97,829,078  $  96,822,549
                                                                  =================================================================
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of period ...........................................   $           (268) $      52,854  $         43,276  $     523,353
                                                                  =================================================================


                     Semiannual Report | See notes to financial statements. | 29

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. All funds included in this report (the Funds) are diversified except Fiduciary Core Plus Fixed Income Fund. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of


30 | Semiannual Report

FRANKLIN GLOBAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A TBA BASIS

The Funds may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. The Funds may purchase these securities with the intention of holding the securities, or they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

The Fiduciary Core Plus Fixed Income Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                          Semiannual Report | 31

FRANKLIN GLOBAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

When the Fiduciary Core Plus Fixed Income Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Funds enter into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


32 | Semiannual Report

FRANKLIN GLOBAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital. There were no redemption fees for the period.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                         ---------------------------------------------------------
                                                                FIDUCIARY CORE              FIDUCIARY CORE
                                                              FIXED INCOME FUND         PLUS FIXED INCOME FUND
                                                         ---------------------------------------------------------
                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                         ---------------------------------------------------------
Six months ended January 31, 2006
   Shares sold .......................................        246,545   $  2,438,216     1,322,238   $ 13,801,778
   Shares issued in reinvestment of distributions ....         13,295        130,628        47,981        494,227
   Shares redeemed ...................................       (267,389)    (2,662,313)   (1,191,435)   (12,294,667)
                                                         ---------------------------------------------------------
   Net increase (decrease) ...........................         (7,549)  $    (93,469)      178,784   $  2,001,338
                                                         =========================================================
Year ended July 31, 2005
   Shares sold .......................................      1,676,232   $ 16,843,953     5,442,801   $ 56,848,263
   Shares issued in reinvestment of distributions ....         30,951        310,206        42,226        441,194
   Shares redeemed ...................................       (794,720)    (8,043,116)   (1,472,874)   (15,419,169)
                                                         ---------------------------------------------------------
   Net increase (decrease) ...........................        912,463   $  9,111,043     4,012,153   $ 41,870,288
                                                         =========================================================


                                                          Semiannual Report | 33

FRANKLIN GLOBAL TRUST

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------
SUBSIDIARY                                                              AFFILIATION
------------------------------------------------------------------------------------------------
Fiduciary International, Inc. (Fiduciary)                               Investment manager
Franklin Templeton Services, LLC (FT Services)                          Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                    Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)           Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of each of the Funds.

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

C. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                  ---------------------------
                                   FIDUCIARY      FIDUCIARY
                                      CORE        CORE PLUS
                                  FIXED INCOME   FIXED INCOME
                                      FUND           FUND
                                  ---------------------------
Transfer agent fees ...........   $         21   $         51

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

For the Fiduciary Core Fixed Income Fund, FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Fiduciary agreed in advance to voluntarily waive a portion of management fees, as noted in the Statement of Operations. For the Fiduciary Core Plus Fixed Income Fund, FT Services agreed in advance to voluntarily waive a portion of administrative fees, as noted in the Statement of Operations. Total expenses waived by Fiduciary and FT Services are not subject to reimbursement by the funds subsequent to the funds' fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended January 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


34 | Semiannual Report

FRANKLIN GLOBAL TRUST

5. INCOME TAXES

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2005, the Fiduciary Core Fixed Income Fund deferred realized capital losses of $47,907.

At January 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                -----------------------------
                                                 FIDUCIARY       FIDUCIARY
                                                    CORE         CORE PLUS
                                                FIXED INCOME    FIXED INCOME
                                                    FUND            FUND
                                                -----------------------------
Cost of investments .........................   $ 39,120,804   $ 142,545,251
                                                =============================

Unrealized appreciation .....................   $     74,896   $     416,745
Unrealized depreciation .....................       (186,681)       (783,633)
                                                -----------------------------
Net unrealized appreciation (depreciation) ..   $   (111,785)  $    (366,888)
                                                =============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2006, were as follows:

                     ------------------------------
                       FIDUCIARY       FIDUCIARY
                         CORE          CORE PLUS
                      FIXED INCOME    FIXED INCOME
                          FUND            FUND
                     ------------------------------
Purchases ........   $  77,954,053   $  309,592,477
Sales ............   $  76,140,159   $  304,297,419

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                          Semiannual Report | 35

FRANKLIN GLOBAL TRUST

8. SHAREHOLDER CONCENTRATIONS

The Fiduciary Core Fixed Income Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. At January 31, 2006, the fund had four unaffiliated shareholders holding 23%, 22%, 20%, and 8% of the Fund's outstanding shares.

9. CREDIT RISK

The Fiduciary Core Plus Fixed Income Fund has 5.91% of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Trust did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.


36 | Semiannual Report

FRANKLIN GLOBAL TRUST

10. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                          Semiannual Report | 37

FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT CONTRACTS

Fiduciary International, Inc. ("FII") entered into sub-advisory agreements with Franklin Templeton Institutional, LLC ("FTI") on behalf of Franklin Templeton Core Fixed Income Fund and Franklin Templeton Core Plus Fixed Income Fund (the "Funds"). These new sub-advisory agreements were necessitated by the restructuring of the business activities of Fiduciary Trust Company International and its subsidiary, FII, which included the transfer of the key investment management and support personnel that are currently responsible for the day-to-day management of the Funds to FTI, including the Funds' portfolio managers. FII will continue to serve as the primary investment manager to the Funds and will retain responsibility for, and control over, the provision of investment management services to each Fund.

The Board, in approving the agreements between FII and FTI, noted that its determinations and considerations had not changed from those enumerated with respect to the Board's approval of the annual renewal of the agreements with FII with respect to the Funds. In this regard it was noted that the same portfolio management teams and support personnel would continue to provide portfolio management services to the Funds upon such teams' transfer from FII to FTI and that the agreements with FTI were intended solely to reflect this restructuring and in no way impacted the services provided by FTI or the fees paid by the Funds for such services.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


38 | Semiannual Report

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

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

      [LOGO](R)                        FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)
     INSTITUTIONAL                     600 Fifth Avenue
                                       New York, NY 10020

SEMIANNUAL REPORT

FIDUCIARY CORE FIXED INCOME FUND
FIDUCIARY CORE PLUS FIXED INCOME FUND

INVESTMENT MANAGER

Fiduciary International, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

FGT2 S2006 03/06











                                                  SEMIANNUAL REPORT | 01 31 2006
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                          FRANKLIN GLOBAL TRUST
                                          --------------------------------------

                                          Fiduciary High Income Fund

                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

SEMIANNUAL REPORT

Fiduciary High Income Fund .................................................   1

Performance Summary ........................................................   6

Your Fund's Expenses .......................................................   7

Financial Highlights and Statement of Investments ..........................   9

Financial Statements .......................................................  14

Notes to Financial Statements ..............................................  17

Shareholder Information ....................................................  24

--------------------------------------------------------------------------------

Semiannual Report

Fiduciary High Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary High Income Fund seeks total return by investing primarily in debt securities offering high yield and expected total return. The Fund may invest up to 100% of its assets in high yield, lower quality debt securities.

--------------------------------------------------------------------------------

   PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

We are pleased to bring you Fiduciary High Income Fund's semiannual report for the period ended January 31, 2006.

PERFORMANCE OVERVIEW

Fiduciary High Income Fund posted a +2.06% cumulative total return for the six months ended January 31, 2006. The Fund outperformed its benchmark, the Credit Suisse High Yield Index - Developed Countries Only, which returned +1.28% during the same period. 1 You can find more performance data in the Performance Summary on page 6.

1. Source: Credit Suisse. The Credit Suisse High Yield Index - Developed Countries Only is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.

--------------------------------------------------------------------------------

             -----------------------------------------------------
             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
             -----------------------------------------------------


                                                           Semiannual Report | 1

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the six months under review; however, gross domestic product growth decelerated from 4.1% annualized in third quarter 2005 to an estimated 1.6% annualized in the fourth quarter -- the slowest pace in three years. 2 However, many analysts expected first quarter 2006 growth to rebound from fourth quarter 2005's tepid level. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. Consumer spending increased 6.8% (not adjusted for inflation) in January 2006 compared with the same month a year earlier, which supported the nation's economic progress. 2

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates allowed many companies easy access to capital, and ample cash also helped some companies to support their spending plans. On the other hand, labor costs accelerated and business productivity fell unexpectedly during fourth quarter 2005, the first decline in nearly five years.

Oil prices remained high during the period amid concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India, and the potential for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries. Despite high commodity prices, inflation remained relatively contained for the 12 months ended January 31, 2006, as measured by the 2.1% rise for the core Consumer Price Index (CPI), which was slightly below the core CPI's 10-year average of 2.2%. 3 During the six-month period, the Federal Reserve Board (Fed) raised the federal funds target rate to 4.50% from 3.25%. In January, the Fed acknowledged the economy's strength as well as potential inflationary pressure from high energy prices, and suggested "some further policy firming may be needed."

The 10-year Treasury note fluctuated considerably over the past six months, but overall its yield rose from 4.28% at the beginning of the period to 4.53% on January 31, 2006. The yield on the 30-year Treasury rose from 4.47% to 4.68% during the same time. As short-term interest rates rose more than intermediate-and long-term rates, the spread between short-term and long-term rates narrowed and the yield curve flattened.

2.    Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


2 | Semiannual Report

The high yield bond market began the period with valuations that were somewhat rich compared to long-term averages, but were supported by favorable fundamental credit trends. In the first part of the reporting period, yield spreads over Treasury securities grew modestly wider before tightening and approaching earlier levels by period-end. Although certain industries, such as airlines and automotive manufacturers, experienced financial difficulties during the period, in general the overall fundamental credit backdrop supported high yield issuers. For example, positive corporate earnings growth, strong corporate balance sheet liquidity, and relatively low equity market volatility tended to support the high yield asset class, and the market posted a positive total return for the six-month reporting period. Consequently, valuations ended the period at levels still tight compared to longer-term averages and near levels at the beginning of the period. A moderate rise in intermediate-term interest rates had a dampening effect on the high yield market's returns; however, the yield advantage over other fixed income securities contributed to generally better performance for the asset class compared with the broader U.S. fixed income market.

INVESTMENT STRATEGY

We are research driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate companies. As "bottom-up" investors, we focus primarily on individual securities. In selecting securities for the Fund's investment portfolio, we do not rely principally on the ratings assigned by rating agencies; we perform our own independent investment analysis to evaluate the credit-worthiness of the issuer.

In addition to our fundamental analysis, yield and expected return are also considered in selecting securities. We focus primarily on individual securities but also consider industry sectors. Because issuers of high yield bonds tend to be heavily represented in particular sectors, the Fund may, from time to time, have significant investments in one or more sectors.


                                                           Semiannual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 1/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Consumer Services                                                          18.5%
Utilities                                                                  10.9%
Communications                                                             10.6%
Process Industries                                                          9.4%
Producer Manufacturing                                                      7.6%
Health Services                                                             6.7%
Energy Minerals                                                             6.7%
Consumer Durables                                                           5.3%
Electronic Technology                                                       4.8%
Commercial Services                                                         4.7%
Industrial Services                                                         3.7%
Consumer Non-Durables                                                       2.6%
Technology Services                                                         2.2%
Retail Trade                                                                2.0%
Real Estate Investment Trust                                                1.8%
Non-Energy Minerals                                                         1.3%
Real Estate Development                                                     0.7%
Short-Term Investments & Other Net Assets                                   0.5%

MANAGER'S DISCUSSION

During the six-month reporting period, the Fund maintained what we considered a fairly neutral risk positioning versus the Credit Suisse High Yield Index - Developed Countries Only, based on our assessment of the market's valuation, which began the period at somewhat tight levels supported by generally positive credit fundamentals.

Relative to its benchmark, the Fund's performance was largely driven by individual security selection, offset by slightly negative impacts from industry positioning and a modestly longer duration profile than the index during a period of rising interest rates in the high yield market. Duration is a measure of a security's price sensitivity to changes in interest rates.

Although individual security selection was the main driver behind the Fund's relative returns, certain industry positioning did contribute to the Fund's outperformance relative to the Credit Suisse High Yield Index - Developed Countries Only. For example, the Fund was underweighted in the automotive industry, which struggled during the period with slowing production trends and continuing structural challenges faced by domestic manufacturers. 4 The wireless communications industry notably outperformed the overall benchmark's return largely due to healthy operating performance and industry consolidation; therefore, the Fund's relatively overweighted industry position benefited the Fund's relative return. 5

On the other hand, the Fund's overweighted allocation to the pay television industry hindered performance during the period. 6 Increasing competition from incumbent telephone operators in data and, more recently, video service offerings, as well as continuing satellite television market penetration, increased market concerns about the longer-term outlook for companies in this sector. Largely as a result, certain issuers' bonds declined in value during the period.

4. Automotive industry holdings are in the consumer durables and producer manufacturing sectors in the SOI.

5. Wireless communications holdings are in the communications sector in the SOI.

6.    Pay television holdings are in the consumer services sector in the SOI.


4 | Semiannual Report

We thank you for your continued participation in Fiduciary High Income Fund and we look forward to serving your future investment needs.

Sincerely,

                   /s/ Christopher J. Molumphy

[PHOTO OMITTED]    Christopher J. Molumphy, CFA
                   Executive Vice President
                   Portfolio Manager
                   Franklin Advisers, Inc.

                   /s/ Eric G. Takaha

[PHOTO OMITTED]    Eric G. Takaha, CFA
                   Senior Vice President
                   Portfolio Manager
                   Franklin Advisers, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

Performance Summary as of 1/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------
SYMBOL: N/A                                       CHANGE    1/31/06         7/31/05
-----------------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$ 0.41   $ 10.17         $ 10.58
-----------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/05-1/31/06)
-----------------------------------------------------------------------------------------
Dividend Income                        $ 0.3751
-----------------------------------------------------------------------------------------
Short-term Capital Gain                $ 0.1355
-----------------------------------------------------------------------------------------
Long-term Capital Gain                 $ 0.1062
-----------------------------------------------------------------------------------------
   TOTAL                               $ 0.6168
-----------------------------------------------------------------------------------------

PERFORMANCE 1

-----------------------------------------------------------------------------------------
                                                  6-MONTH    1-YEAR   INCEPTION (8/25/03)
-----------------------------------------------------------------------------------------
Cumulative Total Return 2                         +2.06%     +5.16%          +29.60%
-----------------------------------------------------------------------------------------
Average Annual Total Return 3                     +2.06%     +5.16%          +11.23%
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/05) 4                          +3.96%          +11.10%
-----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


6 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                           Semiannual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 8/1/05     VALUE 1/31/06    PERIOD* 8/1/05-1/31/06
-------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,020.60             $ 2.55
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,022.68             $ 2.55
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


8 | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FIDUCIARY HIGH INCOME FUND

                                                                                    -----------------------------------------
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2006          JULY 31,
                                                                                      (UNAUDITED)        2005       2004 d
                                                                                    -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............................................     $   10.58        $  10.51   $ 10.00
                                                                                    -----------------------------------------

Income from investment operations:

   Net investment income (a) ....................................................          0.36            0.75      0.72

   Net realized and unrealized gains (losses) ...................................         (0.15)           0.45      0.61
                                                                                    -----------------------------------------

Total from investment operations ................................................          0.21            1.20      1.33
                                                                                    -----------------------------------------

Less distributions from:

   Net investment income ........................................................         (0.38)          (0.78)    (0.77)

   Net realized gains ...........................................................         (0.24)          (0.35)    (0.05)
                                                                                    -----------------------------------------

Total distributions .............................................................         (0.62)          (1.13)    (0.82)
                                                                                    -----------------------------------------

Net asset value, end of period ..................................................     $   10.17        $  10.58   $ 10.51
                                                                                    =========================================

Total return(b) .................................................................          2.06%          11.86%    13.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................................     $   7,226        $  8,161   $ 7,337

Ratios to average net assets:

   Expenses .....................................................................          1.28% c        1.31%      1.36% c

   Expenses net of waiver and payments by affiliate and expense reduction .......          0.50% c         0.50%     0.50% c

   Net investment income ........................................................          6.97% c         7.07%     7.33% c

Portfolio turnover rate .........................................................         30.74%          53.77%    82.00%

 a    Based on average daily shares outstanding.

 b    Total return is not annualized for periods less than one year.

 c    Annualized.

 d    For the period August 25, 2003 (commencement of operations) to July 31,
      2004.


                      Semiannual Report | See notes to financial statements. | 9

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
       FIDUCIARY HIGH INCOME FUND                                                   COUNTRY       PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
       CORPORATE BONDS 99.5%
       COMMERCIAL SERVICES 4.7%
       Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 .................    United States        $ 100,000        $   110,875
       JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ............    United States          100,000            102,000
       Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...................    United States           50,000             51,875
     a Quebecor Media Inc., senior note, 144A, 7.75%, 3/15/16 ................       Canada               75,000             76,875
                                                                                                                        ------------
                                                                                                                            341,625
                                                                                                                        ------------
       COMMUNICATIONS 10.6%
       Dobson Cellular Systems Inc., senior secured note, 9.875%, 11/01/12 ...    United States           75,000             82,876
       Inmarsat Finance PLC, senior note, zero cpn. to 11/15/08, 10.375%
          thereafter, 11/15/12 ...............................................   United Kingdom          100,000             83,875
     a Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13 ..............       Bermuda             100,000            100,250
       MCI Inc., senior note, 7.688%, 5/01/09 ................................    United States           75,000             77,531
       Millicom International Cellular SA, senior note, 10.00%, 12/01/13 .....     Luxembourg             75,000             82,875
       Qwest Communications International Inc., senior note, 7.50%, 2/15/14 ..    United States          100,000            101,500
       Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12 ............       Canada              100,000            106,250
       Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ........    United States           50,000             53,500
     a Wind Acquisition Fin SA, senior note, 144A, 10.75%, 12/01/15 ..........        Italy               75,000             80,344
                                                                                                                        ------------
                                                                                                                            769,001
                                                                                                                        ------------
       CONSUMER DURABLES 5.3%
       D.R. Horton Inc., senior note, 7.875%, 8/15/11 ........................    United States          100,000            108,640
       General Motors Acceptance Corp., 6.875%, 8/28/12 ......................    United States          150,000            142,567
       General Motors Corp., senior deb., 8.25%, 7/15/23 .....................    United States           50,000             36,750
       Simmons Co., senior sub. note, 7.875%, 1/15/14 ........................    United States           50,000             47,250
       William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ................    United States           50,000             44,750
                                                                                                                        ------------
                                                                                                                            379,957
                                                                                                                        ------------
       CONSUMER NON-DURABLES 2.6%
       Smithfield Foods Inc., senior note, 7.00%, 8/01/11 ....................    United States          100,000            102,000
       Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ...............    United States          100,000             82,750
                                                                                                                        ------------
                                                                                                                            184,750
                                                                                                                        ------------
       CONSUMER SERVICES 18.5%
     b Adelphia Communications Corp., senior note, 10.875%, 10/01/10 .........    United States           50,000             33,625
       Advanstar Communications Inc., senior secured note, 10.75%, 8/15/10 ...    United States           50,000             54,938
       AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12 .............    United States          100,000             95,500
       Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ...................    United States           75,000             74,062
     a CCH I LLC, senior secured note, 144A, 11.00%, 10/01/15 ................    United States           25,000             20,688
       CCH II LLC, senior note, 10.25%, 9/15/10 ..............................    United States          100,000             98,875
       CSC Holdings Inc., senior deb., 7.625%, 7/15/18 .......................    United States           50,000             48,000
       DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ....................    United States           50,000             53,875
       EchoStar DBS Corp., senior note, 6.375%, 10/01/11 .....................    United States          100,000             98,000
       Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ................    United States           50,000             49,000
     a Hertz Corp., senior note, 144A, 8.875%, 1/01/14 .......................    United States           75,000             77,812
       Liberty Media Corp., senior note, 5.70%, 5/15/13 ......................    United States          125,000            117,617
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ................    United States           75,000             71,250
       MGM MIRAGE, senior note, 6.625%, 7/15/15 ..............................    United States          125,000            126,250


10 | Semiannual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
       FIDUCIARY HIGH INCOME FUND                                                   COUNTRY       PRINCIPAL AMOUNT c      VALUE
------------------------------------------------------------------------------------------------------------------------------------
       CORPORATE BONDS (CONT.)
       CONSUMER SERVICES (CONT.)
       Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ........    United States        $ 100,000        $   107,000
       Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .............    United States          100,000            108,975
       Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ...............    United States          100,000            102,125
                                                                                                                        ------------
                                                                                                                          1,337,592
                                                                                                                        ------------
       ELECTRONIC TECHNOLOGY 4.8%
       DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 ..............    United States           75,000             76,500
       Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ......      Singapore             75,000             75,937
       L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15 ...........    United States          100,000             97,000
       Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13 ...................    United States           50,000             48,000
       Xerox Corp., senior note, 7.125%, 6/15/10 .............................    United States           50,000             52,250
                                                                                                                        ------------
                                                                                                                            349,687
                                                                                                                        ------------
       ENERGY MINERALS 6.7%
       Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ..................    United States          100,000             99,250
     a Massey Energy Co., senior note, 144A, 6.875%, 12/15/13 ................    United States           75,000             76,031
     d NRG Energy Inc., senior note, 7.375%, 2/01/16 .........................    United States          100,000            102,250
       Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .................    United States           50,000             52,000
       Plains Exploration & Production Co., senior note, 7.125%, 6/15/14 .....    United States           75,000             79,125
     a Pogo Producing Co., senior sub. note, 144A, 6.875%, 10/01/17 ..........    United States           75,000             75,375
                                                                                                                        ------------
                                                                                                                            484,031
                                                                                                                        ------------
       HEALTH SERVICES 6.7%
       DaVita Inc., senior sub. note, 7.25%, 3/15/15 .........................    United States           75,000             75,844
       Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ..............       Germany             100,000            103,500
       HCA Inc., senior note, 8.75%, 9/01/10 .................................    United States          100,000            110,754
       Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 .................    United States          100,000             90,250
       United Surgical Partners International Inc., senior sub. note, 10.00%,
          12/15/11 ...........................................................    United States           50,000             53,875
       Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
       10/01/14 ..............................................................    United States           50,000             53,000
                                                                                                                        ------------
                                                                                                                            487,223
                                                                                                                        ------------
       INDUSTRIAL SERVICES 3.7%
       Allied Waste North America Inc., senior secured note, B, 5.75%,
          2/15/11 ............................................................    United States          100,000             95,750
     a Copano Energy LLC, senior note, 144A, 8.125%, 3/01/16 .................    United States           75,000             75,000
     a Grant Prideco Inc., senior note, 144A, 6.125%, 8/15/15 ................    United States           50,000             50,625
     a Markwest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14 ......    United States           50,000             46,000
                                                                                                                        ------------
                                                                                                                            267,375
                                                                                                                        ------------
       NON-ENERGY MINERALS 1.3%
     a Novelis Inc., senior note, 144A, 7.25%, 2/15/15 .......................       Canada              100,000             95,000
                                                                                                                        ------------
       PROCESS INDUSTRIES 9.4%
       Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15 ......       Canada               50,000             47,250
       BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 .........    United States          100,000            111,500
     a Crown Americas Inc., senior note, 144A, 7.75%, 11/15/15 ...............    United States           75,000             78,187
       Graphic Packaging International Corp., senior note, 8.50%, 8/15/11 ....    United States           75,000             75,375
       JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 .....................       Ireland             100,000             89,000


                                                          Semiannual Report | 11

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
       FIDUCIARY HIGH INCOME FUND                                                    COUNTRY       PRINCIPAL AMOUNT c      VALUE
------------------------------------------------------------------------------------------------------------------------------------
       CORPORATE BONDS (CONT.)
       PROCESS INDUSTRIES (CONT.)
       Nalco Co., senior sub. note, 8.875%, 11/15/13 ..........................    United States        $ 100,000       $   105,000
       Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 ......    United States          100,000            97,750
       Rhodia SA, senior note, 10.25%, 6/01/10 ................................       France               64,000            71,200
                                                                                                                        ------------
                                                                                                                            675,262
                                                                                                                        ------------
       PRODUCER MANUFACTURING 7.6%
     a Basell AF SCA, senior note, 144A, 8.375%, 8/15/15 ......................       Germany             100,000           100,375
       Case New Holland Inc., senior note, 9.25%, 8/01/11 .....................    United States          100,000           107,500
       Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13 .............    United States           75,000            76,125
       Fimep SA, senior note, 10.50%, 2/15/13 .................................       France               50,000            57,750
     a Invensys PLC, senior note, 144A, 9.875%, 3/15/11 .......................   United Kingdom           75,000            77,250
       Nortek Inc., senior sub. note, 8.50%, 9/01/14 ..........................    United States           75,000            73,312
       TRW Automotive Inc., senior note, 9.375%, 2/15/13 ......................    United States           50,000            54,625
                                                                                                                        ------------
                                                                                                                            546,937
                                                                                                                        ------------
       REAL ESTATE DEVELOPMENT 0.7%
       Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 .............    United States           50,000            52,750
                                                                                                                        ------------
       REAL ESTATE INVESTMENT TRUST 1.8%
       Host Marriott LP, senior note, K, 7.125%, 11/01/13 .....................    United States          125,000           129,219
                                                                                                                        ------------
       RETAIL TRADE 2.0%
     a GSC Holdings Corp., senior note, 144A, 8.00%, 10/01/12 .................    United States           75,000            73,219
       Rite Aid Corp., senior note, 9.25%, 6/01/13 ............................    United States           75,000            70,500
                                                                                                                        ------------
                                                                                                                            143,719
                                                                                                                        ------------
       TECHNOLOGY SERVICES 2.2%
     a SunGard Data Systems Inc., senior note, 144A, 9.125%, 8/15/13 ..........    United States          100,000           104,500
       UGS Corp., senior sub. note, 10.00%, 6/01/12 ...........................    United States           50,000            55,250
                                                                                                                        ------------
                                                                                                                            159,750
                                                                                                                        ------------
       UTILITIES 10.9%
     a Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 ..................    United States           75,000            83,625
       Aquila Inc., senior note, 9.95%, 2/01/11 ...............................    United States           50,000            55,500
 a,b,e Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ...............    United States           50,000            44,938
     a Dynegy Holdings Inc., senior secured note, 144A, 10.125%, 7/15/13 ......    United States           75,000            85,031
       El Paso Corp., senior note, 7.875%, 6/15/12 ............................    United States          100,000           106,250
       El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ...............    United States           50,000            52,908
       Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ............    United States           50,000            55,000
     a Mirant North America LLC, senior note, 144A, 7.375%, 12/31/13 ..........    United States           75,000            76,688
     a Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14 ...................    United States          100,000           108,750
       TXU Corp., senior note, 5.55%, 11/15/14 ................................    United States          125,000           118,005
                                                                                                                        ------------
                                                                                                                            786,695
                                                                                                                        ------------
       TOTAL CORPORATE BONDS (COST $7,085,610) ................................                                           7,190,573
                                                                                                                        ------------


12 | Semiannual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
       FIDUCIARY HIGH INCOME FUND                                                    COUNTRY             SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENT (COST $62,960) 0.9%
       MONEY FUND 0.9%
     f Franklin Institutional Fiduciary Trust Money Market Portfolio ..........    United States           62,960       $    62,960
                                                                                                                        ------------
       TOTAL INVESTMENTS (COST $7,148,570) 100.4% .............................                                           7,253,533
       OTHER ASSETS, LESS LIABILITIES (0.4)% ..................................                                             (27,654)
                                                                                                                        ------------
       NET ASSETS 100.0% ......................................................                                         $ 7,225,879
                                                                                                                        ============

 a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2006, the value of these securities was $1,606,563, representing 22.23% of net assets.

 b    See Note 9 regarding defaulted securities.

 c    The principal amount is stated in U.S. dollars unless otherwise indicated.

 d    See Note 1(b) regarding securities purchased on a delayed delivery basis.

 e    See Note 10 regarding other considerations.

 f See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 13

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2006 (unaudited)

                                                                                -----------
                                                                                 FIDUCIARY
                                                                                HIGH INCOME
                                                                                    FUND
                                                                                -----------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ............................................   $ 7,085,610
     Cost - Sweep Money Fund (Note 7) .......................................        62,960
                                                                                -----------
     Total cost of investments ..............................................   $ 7,148,570
                                                                                ===========
     Value - Unaffiliated issuers ...........................................   $ 7,190,573
     Value - Sweep Money Fund (Note 7) ......................................        62,960
                                                                                -----------
     Total value of investments .............................................     7,253,533
   Receivables:
     Investment securities sold .............................................        54,635
     Interest ...............................................................       146,051
     Affiliates .............................................................        11,002
                                                                                -----------
       Total assets .........................................................     7,465,221
                                                                                -----------
Liabilities:
   Payables:
     Investment securities purchased ........................................       175,000
     Distributions to shareholders ..........................................        42,928
   Accrued expenses and other liabilities ...................................        21,414
                                                                                -----------
       Total liabilities ....................................................       239,342
                                                                                -----------
         Net assets, at value ...............................................   $ 7,225,879
                                                                                ===========
Net assets consist of:
   Paid-in capital ..........................................................   $ 7,127,145
   Distributions in excess of net investment income .........................       (24,489)
   Net unrealized appreciation (depreciation) ...............................       104,963
   Accumulated net realized gain (loss) .....................................        18,260
                                                                                -----------
         Net assets, at value ...............................................   $ 7,225,879
                                                                                ===========
Shares outstanding ..........................................................       710,723
                                                                                ===========
Net asset value and maximum offering price per share (a)  ...................   $     10.17
                                                                                ===========

 a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


14 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

STATEMENT OF OPERATIONS
for the six months ended January 31, 2006 (unaudited)

                                                                                -----------
                                                                                 FIDUCIARY
                                                                                HIGH INCOME
                                                                                    FUND
                                                                                -----------
Investment income:
   Dividends from Sweep Money Fund (Note 7) .................................   $     2,291
   Interest .................................................................       280,124
                                                                                -----------
     Total investment income ................................................       282,415
                                                                                -----------
Expenses:
   Management fees (Note 3a) ................................................        11,154
   Administrative fees (Note 3b) ............................................         7,568
   Transfer agent fees (Note 3e) ............................................           175
   Custodian fees (Note 4) ..................................................            45
   Reports to shareholders ..................................................        10,066
   Registration and filing fees .............................................         8,705
   Professional fees ........................................................         7,908
   Trustees' fees and expenses ..............................................             4
   Other ....................................................................         2,972
                                                                                -----------
     Total expenses .........................................................        48,597
     Expense reductions (Note 4) ............................................           (21)
     Expenses waived/paid by affiliates (Note 3f) ...........................       (29,661)
                                                                                -----------
       Net expenses .........................................................        18,915
                                                                                -----------
         Net investment income ..............................................       263,500
                                                                                -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ................................        71,392
   Net change in unrealized appreciation (depreciation) on investments ......      (185,473)
                                                                                -----------
Net realized and unrealized gain (loss) .....................................      (114,081)
                                                                                -----------
Net increase (decrease) in net assets resulting from operations .............   $   149,419
                                                                                ===========


                     Semiannual Report | See notes to financial statements. | 15

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                --------------------------------
                                                                                        FIDUCIARY HIGH
                                                                                          INCOME FUND
                                                                                --------------------------------
                                                                                SIX MONTHS ENDED
                                                                                JANUARY 31, 2006     YEAR ENDED
                                                                                   (UNAUDITED)     JULY 31, 2005
                                                                                --------------------------------
Increase (decrease) in net assets:
   Operations:
    Net investment income ...................................................   $        263,500   $     560,075
    Net realized gain (loss) from investments ...............................             71,392         160,966
    Net change in unrealized appreciation (depreciation) on investments .....           (185,473)        142,162
                                                                                --------------------------------
     Net increase (decrease) in net assets resulting from operations ........            149,419         863,203
                                                                                --------------------------------
   Distributions to shareholders from:
    Net investment income ...................................................           (269,524)       (581,640)
    Net realized gains ......................................................           (167,770)       (262,490)
                                                                                --------------------------------
   Total distributions to shareholders ......................................           (437,294)       (844,130)
                                                                                --------------------------------
   Capital share transactions (Note 2) ......................................           (647,229)        804,841
                                                                                --------------------------------
     Net increase (decrease) in net assets ..................................           (935,104)        823,914
Net assets:
   Beginning of period ......................................................          8,160,983       7,337,069
                                                                                --------------------------------
   End of period ............................................................   $      7,225,879   $   8,160,983
                                                                                ================================
Distributions in excess of net investment income included in net assets:
   End of period ............................................................   $        (24,489)  $     (18,465)
                                                                                ================================


16 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FIDUCIARY HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series (the Funds). The Fiduciary High Income Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                          Semiannual Report | 17

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


18 | Semiannual Report

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the period.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                        ---------------------------------------------------
                                                            SIX MONTHS ENDED              YEAR ENDED
                                                            JANUARY 31, 2006             JULY 31, 2005
                                                        ---------------------------------------------------
                                                          SHARES       AMOUNT      SHARES         AMOUNT
                                                        ---------------------------------------------------
Shares sold .........................................      79,423   $    835,001    496,713    $  5,508,000
Shares issued in reinvestment of distributions ......      16,594        167,770     24,509         262,490
Shares redeemed .....................................    (156,844)    (1,650,000)  (447,783)     (4,965,649)
                                                        ---------------------------------------------------
Net increase (decrease) .............................     (60,827)  $   (647,229)    73,439    $    804,841
                                                        ===================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

-----------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                        AFFILIATION
-----------------------------------------------------------------------------------------------------------
Fiduciary International, Inc. (Fiduciary)                                         Investment manager
Franklin Advisers, Inc. (Advisers)                                                Investment manager
Franklin Templeton Services, LLC (FT Services)                                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                     Transfer agent


                                                          Semiannual Report | 19

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Advisers, an affiliate of Fiduciary, provides subadvisory services to the Fund and receives from Fiduciary fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The Fund has not activated the plan.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $175, of which $28 was retained by Investor Services.

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Fiduciary agreed in advance to voluntarily waive management fees and assume payment of other expenses, as noted in the Statement of Operations. Total expenses waived/paid by FT Services and Fiduciary are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


20 | Semiannual Report

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND

5. INCOME TAXES

At January 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ................................    $    7,165,791
                                                        ==============

Unrealized appreciation ............................    $      183,013
Unrealized depreciation ............................           (95,271)
                                                        --------------
Net unrealized appreciation (depreciation) .........    $       87,742
                                                        ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2006, aggregated $2,274,075 and $2,926,029, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At January 31, 2006, the fund had three unaffiliated shareholders holding 51%, 37%, and 10% of the Fund's outstanding shares.


                                                          Semiannual Report | 21

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 99.1% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At January 31, 2006, the value of these securities was $78,563, representing 1.09% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. OTHER CONSIDERATIONS

Directors or employees of Advisers, as the Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. At January 31, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The


22 | Semiannual Report

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND

11. REGULATORY MATTERS (CONTINUED)

CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Trust did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                          Semiannual Report | 23

Franklin Global Trust

SHAREHOLDER INFORMATION

FIDUCIARY HIGH INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


24 | Semiannual Report

       [LOGO](R)                  FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)
     INSTITUTIONAL                600 Fifth Avenue
                                  New York, NY 10020

SEMIANNUAL REPORT

FIDUCIARY HIGH INCOME FUND

INVESTMENT MANAGER

Fiduciary International, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

067 S2006 03/06










--------------------------------------------------------------------------------
                                                  SEMIANNUAL REPORT | 01 31 2006
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                            ----------------------------------------------------
                            FRANKLIN GLOBAL TRUST

                            ----------------------------------------------------

                            Franklin International Smaller Companies Growth Fund

                                     [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

  SEMIANNUAL REPORT

  Franklin International Smaller Companies Growth Fund ..................    1

  Performance Summary ...................................................    6

  Your Fund's Expenses ..................................................    7

  Financial Highlights and Statement of Investments .....................    9

  Financial Statements ..................................................   13

  Notes to Financial Statements .........................................   16

  Tax Designation .......................................................   23

  Shareholder Information ...............................................   25

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $2 billion (or the equivalent in local currencies), or the highest market capitalization of the Standard & Poor's (S&P)/Citigroup Europe, Pacific and Asian Countries (EPAC) <$2 Billion Index, whichever is greater at the time of purchase. 1 The Fund considers international companies to be those organized under the laws of a country outside North America or having a principal office in a country outside of North America, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter outside of North America.

We are pleased to bring you Franklin International Smaller Companies Growth Fund's semiannual report for the period ended January 31, 2006.

1. The S&P/Citigroup EPAC <$2 Billion Index is a float-adjusted, market capitalization-weighted index designed to measure performance of European and Asian equity securities with market capitalizations of less than $2 billion. The index is rebalanced monthly by market capitalization.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                           Semiannual Report | 1

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 1/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Europe                                                45.8%
Asia                                                  43.0%
Australia & New Zealand                                5.2%
Cayman Islands                                         1.8%
Short-Term Investments & Other Net Assets              4.2%

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund posted a +37.58% cumulative total return for the six-month period ended January 31, 2006. The Fund outperformed its benchmark, the S&P/Citigroup EPAC
<$2 Billion Index, which returned +24.84% during the same period. 2 You can find the Fund's long-term performance data in the Performance Summary on page 6.

ECONOMIC AND MARKET OVERVIEW

Improving economic news from Europe and a general lack of earnings disappointments positively impacted the region's markets despite the European Central Bank's interest rate hike near the end of 2005. As for Asia, Japanese economic growth improved and interest rates appeared relatively stable. Foreign direct investment in China remained strong.

Equity markets outside the U.S. posted strong gains during the six months under review, as small caps outperformed large cap companies when measured by the +24.84% return of the S&P/Citigroup EPAC <$2 Billion Index and the +18.42% return of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. 3 For the period under review, growth and value styles

2. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P/Citigroup EPAC <$2 Billion Index. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P/Citigroup EPAC <$2 Billion Index. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.


2 | Semiannual Report
performed in line as investors trended toward greater risk tolerance than had been seen in the past few years. The S&P/Citigroup Extended Market Index (EMI) EPAC Growth and Value Indexes returned +22.49% and +22.50% for the six-month period. 4

Within the benchmark, the strongest returns for the reporting period came from the non-energy minerals sector, boosted by stellar gains from other metals and minerals stocks. Industrial services and producer manufacturing companies also produced above-average performance. All sectors within the index showed gains over the period; however, the health services, health technology and utilities sectors returned less than the index.

INVESTMENT STRATEGY

In choosing individual equity investments, we utilize a fundamental, "bottom-up" approach involving in-depth qualitative and quantitative analysis of individual equity securities. In narrowing down the universe of eligible investments, we employ a thematic approach to identify sectors that may benefit from longer-term dynamic growth. Within these sectors we focus on companies with proprietary products and services, and that we believe have strong probability of retaining or widening margins, and a strong balance sheet. The Fund may, from time to time, have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology) or in one or more countries, particularly Japan, which represent heavier weightings in the S&P/Citigroup EPAC <$2 Billion Index.

We do not select investments for the Fund that are merely representative of the small cap asset class, but instead aim to produce a portfolio of securities of exceptionally dynamic companies operating in sectors that offer attractive growth potential. While we seek to outperform the S&P/Citigroup EPAC <$2 Billion Index, the Fund may take positions that are not represented in the index.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 1/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Machinery                                                                   8.9%
Construction & Engineering                                                  8.7%
Textiles, Apparel & Luxury Goods                                            7.3%
Communications Equipment                                                    6.4%
Health Care Equipment & Supplies                                            5.6%
Health Care Providers & Services                                            5.4%
Commercial Services & Supplies                                              5.3%
Specialty Retail                                                            4.0%
Electrical Equipment                                                        3.6%
Road & Rail                                                                 3.2%
Building Products                                                           3.1%
Metals & Mining                                                             2.9%
Media                                                                       2.8%
Energy Equipment & Services                                                 2.7%
Pharmaceuticals                                                             2.0%
Other                                                                      23.9%
Short-Term Investments & Other Net Assets                                   4.2%

4. Source: Standard & Poor's Micropal. The S&P/Citigroup EMI EPAC Growth Index constitutes stocks identified as having growth characteristics (approximately 50% of the EMI Index) in Europe and Asia. The S&P/Citigroup EMI EPAC Value Index constitutes stocks identified as having value characteristics (approximately 50% of the EMI Index) in Europe and Asia. The EMI Index is the lower 20% of the Broad Market Index based on total capitalization.


                                                           Semiannual Report | 3

TOP 10 HOLDINGS
1/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Solarworld AG                                                               2.2%
 ELECTRICAL EQUIPMENT, GERMANY
--------------------------------------------------------------------------------
Peace Mark (Holdings) Ltd.                                                  2.2%
 TEXTILES, APPAREL & LUXURY GOODS,
 HONG KONG
--------------------------------------------------------------------------------
Eurofins Scientific                                                         2.0%
 COMMERCIAL SERVICES & SUPPLIES,
 FRANCE
--------------------------------------------------------------------------------
Meda AB, A                                                                  2.0%
 PHARMACEUTICALS, SWEDEN
--------------------------------------------------------------------------------
Option NV                                                                   1.9%
 COMMUNICATIONS EQUIPMENT, BELGIUM
--------------------------------------------------------------------------------
Hana Tour Service Inc.                                                      1.9%
 HOTELS, RESTAURANTS & LEISURE,
 SOUTH KOREA
--------------------------------------------------------------------------------
Park24 Co. Ltd.                                                             1.9%
 COMMERCIAL SERVICES & SUPPLIES,
 JAPAN
--------------------------------------------------------------------------------
Prime Success International Group Ltd.                                      1.8%
 TEXTILES, APPAREL & LUXURY GOODS,
 CAYMAN ISLANDS
--------------------------------------------------------------------------------
DAIFUKU Co. Ltd.                                                            1.7%
 MACHINERY, JAPAN
--------------------------------------------------------------------------------
SEIREN Co. Ltd.                                                             1.7%
 TEXTILES, APPAREL & LUXURY GOODS, JAPAN
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

During the period under review, Fund performance relative to its benchmark benefited from stock selection in the industrial machinery; electrical components and equipment; apparel retail; hotels, resorts and cruise lines; and pharmaceuticals industries. 5 Within industrial machinery, DAIFUKU, a Japanese robotics manufacturer, and within electrical components and equipment, Solarworld, a German company that develops and produces materials for generating solar power, added to results. In apparel retail, Japanese clothing retailers PAL and POINT bolstered returns. In the hotels, resorts and cruise lines industry, Hana Tour Service, a Korean travel agency, and in the pharmaceuticals industry, Meda, a Swedish pharmaceuticals company, contributed to performance.

Despite the Fund's positive return, stock selection in tires and rubber and Internet software and services detracted from results. 6 Fund holdings in tires and rubber, including Nokian Renkaat, a Finnish producer of Arctic tires, and in Internet software and services, including Macromill, an Internet-based research business, impaired results relative to the index. Despite gains from the Fund's overweighted position in oil and gas equipment services, stock selection within the industry hindered the Fund's relative performance, particularly Stolt Offshore, a Norwegian offshore contractor. 7

We believe that market leadership shifted away from cyclical sectors toward more growth-oriented areas of the economy. We focused on secular trends, developments in the competitive environment, and emerging new business models as we anticipated a period where sustainable growth may demand a greater premium. Consistent with our strategy, we believe this shift could have significant implications for smaller companies outside the U.S., where small- and mid-cap stocks may often be the only way to invest in growth industries. Thus, we sought to position the Fund in an effort to capture potential opportunities among smaller cap companies.

5. Industrial machinery holdings are in the machinery industry in the SOI. Electrical components and equipment holdings are in the electrical equipment industry in the SOI. Apparel retail holdings are in the specialty retail industry in the SOI. Hotels, resorts and cruise lines holdings are in the hotels, restaurants and leisure industry in the SOI.

6. Tires and rubber holdings are in the auto components industry in the SOI.

7. Oil and gas equipment services holdings are in the energy equipment and services industry in the SOI.


4 | Semiannual Report

Thank you for your continued participation in Franklin International Smaller Companies Growth Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]   /s/ Margaret S. Lindsay

                  Margaret S. Lindsay
                  Vice President of Fiduciary International, Inc.
                  Executive Vice President of Fiduciary Trust
                  Company International

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

PERFORMANCE SUMMARY AS OF 1/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
SYMBOL: FKSCX                                           CHANGE           1/31/06          7/31/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$5.74            $24.85           $19.11
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/05-1/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                         $0.1026
----------------------------------------------------------------------------------------------------------
Short-term Capital Gain                 $0.6638
----------------------------------------------------------------------------------------------------------
Long-term Capital Gain                  $0.5360
----------------------------------------------------------------------------------------------------------
     TOTAL                              $1.3024
----------------------------------------------------------------------------------------------------------

PERFORMANCE 1

----------------------------------------------------------------------------------------------------------
                                        6-MONTH         1-YEAR            3-YEAR      INCEPTION (10/15/02)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                 +37.58%        +52.33%          +202.69%         +203.45%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3             +37.58%        +52.33%           +44.65%          +40.04%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4            $13,758        $15,233           $30,269          $30,345
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/05) 5                      +43.90%           +39.99%          +37.80%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS INVOLVE CERTAIN RISKS AS SUCH STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS IN ADDITION TO THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR WHICH HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


6 | Semiannual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                           Semiannual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES PAID DURING
                                              VALUE 8/1/05         VALUE 1/31/06      PERIOD* 8/1/05-1/31/06
-------------------------------------------------------------------------------------------------------------
Actual                                            $1,000              $1,375.80                $5.69
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000              $1,020.42                $4.84
-------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


8 | Semiannual Report

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

                                                                            -----------------------------------------------------
                                                                            SIX MONTHS ENDED
                                                                            JANUARY 31, 2006              YEAR ENDED JULY 31,
                                                                               (UNAUDITED)        2005         2004        2003 d
                                                                            -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................................    $ 19.11        $ 15.70      $ 12.06      $ 10.00
                                                                                ------------------------------------------------
Income from investment operations:

 Net investment income a ...................................................      (0.01)          0.16         0.02         0.07

 Net realized and unrealized gains (losses) ................................       7.05           5.12         4.07         2.02
                                                                                ------------------------------------------------
Total from investment operations ...........................................       7.04           5.28         4.09         2.09
                                                                                ------------------------------------------------

Less distributions from:

 Net investment income .....................................................      (0.10)         (0.03)       (0.08)       (0.03)

 Net realized gains ........................................................      (1.20)         (1.84)       (0.37)          --
                                                                                ------------------------------------------------
Total distributions ........................................................      (1.30)         (1.87)       (0.45)       (0.03)
                                                                                ------------------------------------------------
Net asset value, end of period .............................................    $ 24.85        $ 19.11      $ 15.70      $ 12.06
                                                                                ================================================

Total return b .............................................................      37.58%         35.86%       34.25%       20.92%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................................    $29,359        $16,382      $ 8,653      $ 2,411

Ratios to average net assets:

 Expenses before expense reduction .........................................       1.27% c        1.48%        1.53%        5.06% e

 Expenses net of waiver and payments by affiliate and expense reduction ....       0.95% c        0.95%        0.95%        0.75% e

 Net investment income (loss) ..............................................      (0.12)% c       0.95%        0.13%        0.65% e

Portfolio turnover rate ....................................................      30.92%        113.27%      108.64%      126.43%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Annualized.

d For the period October 15, 2002 (commencement of operations) to July 31, 2003.

e Not annualized.


                      Semiannual Report | See notes to financial statements. | 9

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JANUARY 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                                 COUNTRY              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 95.8%
    AEROSPACE & DEFENSE 1.4%
  a MTU Aero Engines Holding AG .................................................        Germany              12,330     $   423,369
                                                                                                                         -----------
    AUTO COMPONENTS 1.5%
    Teikoku Piston Ring Co. Ltd. ................................................         Japan               27,000         436,861
                                                                                                                         -----------
    BUILDING PRODUCTS 3.1%
    Kingspan Group PLC ..........................................................        Ireland              28,610         392,947
  a Pfleiderer AG ...............................................................        Germany              19,662         459,323
a,b Q-Cells AG, 144A ............................................................        Germany                 585          60,438
                                                                                                                         -----------
                                                                                                                             912,708
                                                                                                                         -----------
    CAPITAL MARKETS 1.3%
    ABG Sundal Collier ASA ......................................................         Norway             283,260         370,506
                                                                                                                         -----------
    COMMERCIAL BANKS 1.2%
    The Musashino Bank Ltd. .....................................................         Japan                5,800         341,162
                                                                                                                         -----------
    COMMERCIAL SERVICES & SUPPLIES 5.3%
  a Eurofins Scientific .........................................................         France               9,610         592,200
    MEIKO SHOKAI Co. Ltd. .......................................................         Japan               19,800         423,665
    Park24 Co. Ltd. .............................................................         Japan               15,200         550,701
                                                                                                                         -----------
                                                                                                                           1,566,566
                                                                                                                         -----------
    COMMUNICATIONS EQUIPMENT 6.4%
    EVS Broadcast Equipment SA ..................................................        Belgium              11,900         432,470
  a Option NV ...................................................................        Belgium               6,280         560,264
    Raymarine PLC ...............................................................     United Kingdom          93,144         434,191
  a Tandberg Television ASA .....................................................         Norway              30,500         439,065
                                                                                                                         -----------
                                                                                                                           1,865,990
                                                                                                                         -----------
    COMPUTERS & PERIPHERALS 1.4%
  a Axalto Holding NV ...........................................................         France              15,351         394,625
                                                                                                                         -----------
    CONSTRUCTION & ENGINEERING 8.7%
    Arcadis NV ..................................................................      Netherlands            13,200         461,745
    Boom Logistics Ltd. .........................................................       Australia            116,195         317,136
    CHIYODA Corp. ...............................................................         Japan               19,000         489,152
    Koninklijke BAM Groep NV ....................................................      Netherlands             5,080         455,677
    Samsung Engineering Co. Ltd. ................................................      South Korea            14,610         436,837
    United Group Ltd. ...........................................................       Australia             41,710         392,118
                                                                                                                         -----------
                                                                                                                           2,552,665
                                                                                                                         -----------
    DIVERSIFIED CONSUMER SERVICES 1.4%
  a MegaStudy Co. Ltd. ..........................................................      South Korea             6,727         420,494
                                                                                                                         -----------
    ELECTRICAL EQUIPMENT 3.6%
    NEOMAX Co. Ltd. .............................................................         Japan               12,000         413,282
    Solarworld AG ...............................................................        Germany               3,056         649,948
                                                                                                                         -----------
                                                                                                                           1,063,230
                                                                                                                         -----------
    ELECTRONIC EQUIPMENT & INSTRUMENTS 1.5%
    IRISO ELECTRONICS Co. Ltd. ..................................................         Japan               11,600         445,983
                                                                                                                         -----------


10 | Semiannual Report

FRANKLIN GLOBAL TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                         COUNTRY                SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    ENERGY EQUIPMENT & SERVICES 2.7%
    SBM Offshore NV ..................................................         Netherlands                4,760        $   482,803
  a Stolt Offshore SA ................................................            Norway                 25,020            315,978
                                                                                                                       -----------
                                                                                                                           798,781
                                                                                                                       -----------
    FOOD & STAPLES RETAILING 1.3%
    SEIJO Corp. ......................................................            Japan                  12,000            369,294
                                                                                                                       -----------
    FOOD PRODUCTS 1.4%
    UNICHARM PETCARE Corp. ...........................................            Japan                  10,200            410,417
                                                                                                                       -----------
    GAS UTILITIES 1.3%
    Rubis ............................................................            France                  4,720            381,219
                                                                                                                       -----------
    HEALTH CARE EQUIPMENT & SUPPLIES 5.6%
    Elekta AB, B .....................................................            Sweden                 23,630            401,405
  a Gyrus Group PLC ..................................................        United Kingdom             63,800            469,092
    NAKANISHI Inc. ...................................................            Japan                   2,600            305,426
    TOPCON Corp. .....................................................            Japan                  13,800            477,627
                                                                                                                       -----------
                                                                                                                         1,653,550
                                                                                                                       -----------
    HEALTH CARE PROVIDERS & SERVICES 5.4%
    Amplifon SpA .....................................................            Italy                   6,704            484,747
    Generale de Sante ................................................            France                  9,489            268,729
    Parkway Holdings Ltd. ............................................          Singapore               307,000            444,653
    Primary Health Care Ltd. .........................................          Australia                45,279            385,163
                                                                                                                       -----------
                                                                                                                         1,583,292
                                                                                                                       -----------
    HOTELS RESTAURANTS & LEISURE 1.9%
    Hana Tour Service Inc. ...........................................         South Korea               11,355            551,265
                                                                                                                       -----------
    INTERNET SOFTWARE & SERVICES 1.1%
  a Danal Co. Ltd. ...................................................         South Korea               20,646            310,807
                                                                                                                       -----------
    IT SERVICES 1.5%
    HIQ International AB .............................................            Sweden                 75,130            446,189
                                                                                                                       -----------
    MACHINERY 8.9%
    Andritz AG .......................................................           Austria                  3,900            448,570
    DAIFUKU Co. Ltd. .................................................            Japan                  27,500            511,061
  a THE JAPAN STEEL WORKS Ltd. .......................................            Japan                  78,000            454,150
    OSG Corp. ........................................................            Japan                  22,000            454,797
    Toshiba Machine Co., Ltd. ........................................            Japan                  37,000            371,561
    Whatman PLC ......................................................        United Kingdom             73,890            375,333
                                                                                                                       -----------
                                                                                                                         2,615,472
                                                                                                                       -----------
    MEDIA 2.8%
  a CTS Eventim AG ...................................................           Germany                 15,750            455,611
    ZENRIN Co. Ltd. ..................................................            Japan                  11,800            375,210
                                                                                                                       -----------
                                                                                                                           830,821
                                                                                                                       -----------
    METALS & MINING 2.9%
    Sumitomo Titanium Corp. ..........................................            Japan                   2,300            391,748
    Tubacex SA .......................................................            Spain                  91,761            458,392
                                                                                                                       -----------
                                                                                                                           850,140
                                                                                                                       -----------


                                                          Semiannual Report | 11

FRANKLIN GLOBAL TRUST

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                          COUNTRY                 SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   OFFICE ELECTRONICS 1.2%
   Neopost SA ........................................................            France                  3,604        $   362,485
                                                                                                                       -----------
   PAPER & FOREST PRODUCTS 1.5%
   Timbercorp Ltd. ...................................................          Australia               180,189            446,716
                                                                                                                       -----------
   PERSONAL PRODUCTS 1.6%
   Milbon Co. Ltd. ...................................................            Japan                  11,980            468,763
                                                                                                                       -----------
   PHARMACEUTICALS 2.0%
   Meda AB, A ........................................................            Sweden                 40,716            573,691
                                                                                                                       -----------
   ROAD & RAIL 3.2%
   DSV AS, B .........................................................           Denmark                  3,590            499,200
   Helphire Group PLC ................................................        United Kingdom             68,620            436,467
                                                                                                                       -----------
                                                                                                                           935,667
                                                                                                                       -----------
   SPECIALTY RETAIL 4.0%
   AOYAMA TRADING Co. Ltd. ...........................................            Japan                  12,300            407,885
 a PAL Co. Ltd. ......................................................            Japan                   4,470            353,241
   POINT Inc. ........................................................            Japan                   5,240            422,130
                                                                                                                       -----------
                                                                                                                         1,183,256
                                                                                                                       -----------
   TEXTILES, APPAREL & LUXURY GOODS 7.3%
   Koninklijke Ten Cate NV ...........................................         Netherlands                4,330            463,924
   Peace Mark (Holdings) Ltd. ........................................          Hong Kong             1,450,000            635,514
   Prime Success International Group Ltd. ............................        Cayman Islands            858,000            525,363
   SEIREN Co. Ltd. ...................................................            Japan                  30,000            507,395
                                                                                                                       -----------
                                                                                                                         2,132,196
                                                                                                                       -----------
   TRADING COMPANIES & DISTRIBUTORS 1.4%
   ADVAN Co. Ltd. ....................................................            Japan                  21,900            399,523
                                                                                                                       -----------
   TOTAL COMMON STOCKS (COST $18,491,833) ............................                                                  28,097,703
                                                                                                                       -----------
                                                                                                   ----------------
                                                                                                   PRINCIPAL AMOUNT
                                                                                                   ----------------
   SHORT TERM INVESTMENT (COST $865,000) 2.9%
   TIME DEPOSIT 2.9%
   Deutsche Bank Securities, 4.46%, 2/01/06 ..........................        United States         $   865,000            865,000
                                                                                                                       -----------
   TOTAL INVESTMENTS (COST $19,356,833) 98.7% ........................                                                  28,962,703
   OTHER ASSETS, LESS LIABILITIES 1.3% ...............................                                                     396,134
                                                                                                                       -----------
   NET ASSETS 100.0% .................................................                                                 $29,358,837
                                                                                                                       -----------

a Non-income producing.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under the guidelines approved by the Trust's Board of Trustees. At January 31, 2006, the value of this security was $60,438, representing 0.21% of net assets.


12 | See notes to financial statements. | Semiannual Report

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2006 (unaudited)

                                                                                                            -------------
                                                                                                              FRANKLIN
                                                                                                            INTERNATIONAL
                                                                                                               SMALLER
                                                                                                              COMPANIES
                                                                                                             GROWTH FUND
                                                                                                            -------------
Assets:
 Investments in securities:
  Cost ............................................................................................          $ 19,356,833
                                                                                                             ============
  Value ...........................................................................................          $ 28,962,703
 Cash .............................................................................................                 6,305
 Receivables:
  Investment securities sold ......................................................................                   197
  Capital shares sold .............................................................................               397,254
  Dividends and interest ..........................................................................                23,336
                                                                                                             ------------
      Total assets ................................................................................            29,389,795
                                                                                                             ------------
Liabilities:
 Payables:
  Affiliates ......................................................................................                17,782
  Reports to shareholders .........................................................................                 7,311
  Professional fees ...............................................................................                 5,368
 Accrued expenses and other liabilities ...........................................................                   497
                                                                                                             ------------
      Total liabilities ...........................................................................                30,958
                                                                                                             ------------
       Net assets, at value .......................................................................          $ 29,358,837
                                                                                                             ============
Net assets consist of:
 Paid-in capital ..................................................................................          $ 19,233,957
 Distributions in excess of net investment income .................................................               (24,217)
 Net unrealized appreciation (depreciation) .......................................................             9,606,479
 Accumulated net realized gain (loss) .............................................................               542,618
                                                                                                             ------------
       Net assets, at value .......................................................................          $ 29,358,837
                                                                                                             ============
Shares outstanding ................................................................................             1,181,252
                                                                                                             ============
Net asset value and maximum offering price per share a .............................................         $      24.85
                                                                                                             ============

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 13

FRANKLIN GLOBAL TRUST

STATEMENT OF OPERATIONS
for the six months ended January 31, 2006 (unaudited)

                                                                                            -------------
                                                                                              FRANKLIN
                                                                                            INTERNATIONAL
                                                                                               SMALLER
                                                                                              COMPANIES
                                                                                             GROWTH FUND
                                                                                            -------------
Investment income:
 Dividends (net of foreign taxes of $4,892) .........................................        $    72,939
 Interest ...........................................................................             17,378
                                                                                             -----------
      Total investment income .......................................................             90,317
                                                                                             -----------
Expenses:
 Management fees (Note 3a) ..........................................................             82,329
 Administrative fees (Note 3b) ......................................................             21,954
 Transfer agent fees (Note 3c) ......................................................                136
 Custodian fees (Note 4) ............................................................              1,994
 Reports to shareholders ............................................................             10,254
 Registration and filing fees .......................................................              8,982
 Professional fees ..................................................................             11,113
 Trustees' fees and expenses ........................................................                  3
 Other ..............................................................................              2,767
                                                                                             -----------
      Total expenses ................................................................            139,532
      Expense reductions (Note 4) ...................................................               (553)
      Expenses waived/paid by affiliates (Note 3d) ..................................            (35,098)
                                                                                             -----------
       Net expenses .................................................................            103,881
                                                                                             -----------
        Net investment income (loss) ................................................            (13,564)
                                                                                             -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .......................................................................            999,184
  Foreign currency transactions .....................................................             25,160
                                                                                             -----------
        Net realized gain (loss) ....................................................          1,024,344
                                                                                             -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments .......................................................................          6,185,726
  Translation of assets and liabilities denominated in foreign currencies ...........                680
                                                                                             -----------
        Net change in unrealized appreciation (depreciation) ........................          6,186,406
                                                                                             -----------
Net realized and unrealized gain (loss) .............................................          7,210,750
                                                                                             -----------
Net increase (decrease) in net assets resulting from operations .....................        $ 7,197,186
                                                                                             ===========


14 | See notes to financial statements. | Semiannual Report

FRANKLIN GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   ---------------------------------
                                                                                                     FRANKLIN INTERNATIONAL SMALLER
                                                                                                           COMPANIES GROWTH FUND
                                                                                                   ---------------------------------
                                                                                                   SIX MONTHS ENDED
                                                                                                   JANUARY 31, 2006     YEAR ENDED
                                                                                                      (UNAUDITED)     JULY 31, 2005
                                                                                                   ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .................................................................     $    (13,564)     $    114,166
  Net realized gain (loss) from investments and foreign currency transactions ..................        1,024,344         1,142,528
  Net change in unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies ...........................................        6,186,406         2,330,733
                                                                                                     ------------------------------
      Net increase (decrease) in net assets resulting from operations ..........................        7,197,186         3,587,427
                                                                                                     ------------------------------
 Distributions to shareholders from:
  Net investment income ........................................................................         (109,239)          (17,128)
  Net realized gains ...........................................................................       (1,277,437)       (1,082,605)
                                                                                                     ------------------------------
 Total distributions to shareholders ...........................................................       (1,386,676)       (1,099,733)
                                                                                                     ------------------------------
 Capital share transactions (Note 2) ...........................................................        7,165,962         5,241,249
                                                                                                     ------------------------------
      Net increase (decrease) in net assets ....................................................       12,976,472         7,728,943
Net assets:
 Beginning of period ...........................................................................       16,382,365         8,653,422
                                                                                                     ------------------------------
 End of period .................................................................................     $ 29,358,837      $ 16,382,365
                                                                                                     ==============================
Undistributed net investment income (distributions in excess of net investment income)
 included in net assets:
  End of period ................................................................................     $    (24,217)     $     98,586
                                                                                                     ==============================


                     Semiannual Report | See notes to financial statements. | 15

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series (the Funds). The Franklin International Smaller Companies Growth Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term investments are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


16 | Semiannual Report

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                          Semiannual Report | 17

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the period.


18 | Semiannual Report

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                             ------------------------------------------------------------
                                                                    SIX MONTHS ENDED                  YEAR ENDED
                                                                    JANUARY 31, 2006                JULY 31, 2005
                                                             ------------------------------------------------------------
                                                                SHARES           AMOUNT       SHARES            AMOUNT
                                                             ------------------------------------------------------------
Shares sold ............................................       289,650        $ 6,389,955     283,652        $ 4,911,596
Shares issued in reinvestment of distributions .........        46,234          1,037,482      44,330            714,154
Shares redeemed ........................................       (11,863)          (261,475)    (21,808)          (384,501)
                                                             ------------------------------------------------------------
Net increase (decrease) ................................       324,021        $ 7,165,962     306,174        $ 5,241,249
                                                             ============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:


------------------------------------------------------------------------------------
SUBSIDIARY                                                    AFFILIATION
------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                            Investment manager
Fiduciary International, Inc. (Fiduciary)                     Investment manager
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Service)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Fiduciary, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.


                                                          Semiannual Report | 19

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $136, of which $44 was retained by Investor Services.

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees, as noted in the Statement of Operations. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

E. OTHER AFFILIATED TRANSACTIONS

At January 31, 2006, Franklin Resources Inc. owned 17.17% of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2005, the Fund deferred realized currency losses of $4,142.

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.


20 | Semiannual Report

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

5. INCOME TAXES (CONTINUED)

At January 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                              -----------------
                                                                   FRANKLIN
                                                                INTERNATIONAL
                                                              SMALLER COMPANIES
                                                                 GROWTH FUND
                                                              -----------------

Cost of investments ..................................          $ 19,356,833
                                                                ============

Unrealized appreciation ..............................          $  9,640,697
Unrealized depreciation ..............................               (34,827)
                                                                ------------
Net unrealized appreciation (depreciation) ...........          $  9,605,870
                                                                ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2006 aggregated $11,153,856 and $6,481,591, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and


                                                          Semiannual Report | 21

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

8. REGULATORY MATTERS (CONTINUED)

with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Trust did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.


22 | Semiannual Report

FRANKLIN GLOBAL TRUST

TAX DESIGNATION (UNAUDITED)

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

At July 31, 2005, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 14, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to its shareholders of record.

----------------------------------------------------------------------------------------------
                                           FOREIGN TAX       FOREIGN            FOREIGN
                                               PAID       SOURCE INCOME    QUALIFIED DIVIDENDS
COUNTRY                                     PER SHARE       PER SHARE           PER SHARE
----------------------------------------------------------------------------------------------
Australia ............................       $    --         $0.0312             $0.0310
Belgium ..............................        0.0016          0.0086              0.0086
Denmark ..............................        0.0009          0.0052              0.0052
Finland ..............................        0.0006          0.0036              0.0036
France ...............................        0.0045          0.0224              0.0224
Germany ..............................        0.0017          0.0095              0.0095
Greece ...............................            --          0.0025              0.0025
Hong Kong ............................            --          0.0085                  --
Ireland ..............................            --          0.0078              0.0078
Italy ................................        0.0002          0.0010              0.0010
Japan ................................        0.0026          0.0309              0.0309
Netherlands ..........................        0.0016          0.0090              0.0090
New Zealand ..........................        0.0003          0.0018              0.0018
Norway ...............................        0.0041          0.0223              0.0224
Singapore ............................            --          0.0021                  --
South Korea ..........................        0.0003          0.0018              0.0018
Spain ................................        0.0004          0.0022              0.0022
Sweden ...............................        0.0007          0.0039              0.0039
Switzerland ..........................        0.0001          0.0004              0.0004
                                            --------------------------------------------------
United Kingdom .......................            --          0.0122              0.0120
                                            ==================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                                                          Semiannual Report | 23

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January, 2006, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.

1   Qualified dividends are taxed at a maximum rate of 15% (5% for those in the
10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


24 | Semiannual Report

FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT CONTRACTS

Franklin Advisers, Inc. ("FA") entered into a sub-advisory agreement with Franklin Templeton Institutional, LLC ("FTI") on behalf of Franklin International Smaller Companies Growth Fund. This new sub-advisory agreement was necessitated by the restructuring of the business activities of Fiduciary Trust Company International and its subsidiary, Fiduciary International, Inc. ("FII"), which included the transfer of the key investment management and support personnel that are currently responsible for the day-to-day management of the Fund from FII to FTI, including the Fund's portfolio managers. As a result, the sub-advisory agreement between FA and FII was terminated. Following the transfer FA will continue to serve as the primary investment manager to the Fund and will retain responsibility for, and control over, the provision of investment management services to the Fund.

The Board, in approving the agreement between FA and FTI, noted that its determinations and considerations had not changed from those enumerated with respect to the Board's approval of the annual renewal of the sub-advisory agreement with FII with respect to Franklin International Smaller Companies Growth Fund. In this regard it was noted that the same portfolio management team and support personnel would continue to provide portfolio management services to the Fund upon such team's transfer from FII to FTI and that the agreement with FTI was intended solely to reflect this restructuring and in no way impacted the services provided by FTI or the fees paid by the Funds for such services.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 25

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

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

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

       [LOGO](R)                              FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)                      600 Fifth Avenue
     INSTITUTIONAL                            New York, NY 10020

SEMIANNUAL REPORT

FRANKLIN INTERNATIONAL
SMALLER COMPANIES GROWTH FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

681 S2006 03/06









      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By    /S/ JIMMY D. GAMBILL

      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    March 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By    /S/ JIMMY D. GAMBILL

      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    March 22, 2006


By    /S/ GALEN G. VETTER

      Galen G. Vetter
      Chief Financial Officer
Date    March 22, 2006